                     [LOGO OF THE AMERICAN FUNDS GROUP(R)]

--------------------------------------------------------------------------------


                      The Investment Company of America(R)

                                   Prospectus



                                 MARCH 1, 1997

THE INVESTMENT COMPANY OF AMERICA
333 South Hope Street
Los Angeles, CA 90071

--------------------------------------------------------------------------------
TABLE OF CONTENTS

Expenses                         3
 ..................................
Financial Highlights             4
 ..................................
Investment Policies and Risks    5
 ..................................
Securities and Investment
  Techniques                     5
 ..................................
Multiple Portfolio Counselor
  System                         6
 ..................................
Investment Results               8
 ..................................
Dividends, Distributions and
  Taxes                          9
 ..................................
Fund Organization and
  Management                    10
 ..................................
Shareholder Services            13

--------------------------------------------------------------------------------

The fund's investment objectives are long-term growth of capital and income. The fund strives to accomplish these objectives through constant supervision, careful selection and broad diversification of a portfolio which ordinarily consists principally of common stocks.

This prospectus presents information you should know before investing in the fund. You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


04-010-0397

================================================================================

EXPENSES

The effect of the expenses described below is reflected in the fund's share price or return.

You may pay certain shareholder transaction expenses when you buy or sell shares of the fund. Fund operating expenses are paid out of the fund's assets and are factored into its share price.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
(as a percentage of offering price)                                     5.75%

 ................................................................................

SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. There is no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.

FUND OPERATING EXPENSES
(as a percentage of average net assets)

--------------------------------------------------------------------------------
Management fees                                                         0.26%
 ................................................................................
12b-1 expenses                                                          0.21%/1/
 ................................................................................
Other expenses                                                          0.12%
 ................................................................................
Total fund operating expenses                                           0.59%

/1/ 12b-1 expenses may not exceed 0.25% of the fund's average net assets annually. Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:
--------------------------------------------------------------------------------

One year                                                                $ 63
 ................................................................................
Three years                                                             $ 75
 ................................................................................
Five years                                                              $ 89
 ................................................................................
Ten years                                                               $127

THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY. YOUR EXPENSES WILL BE LESS IF YOU QUALIFY TO PURCHASE SHARES AT A REDUCED OR NO SALES CHARGE.

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                             THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS    3
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

================================================================================

FINANCIAL HIGHLIGHTS

The following information has been audited by Price Waterhouse llp, independent accountants. This table should be read together with the financial statements which are included in the statement of additional information and annual report.

PER-SHARE DATA AND RATIOS

                                                     YEAR ENDED DECEMBER 31
                                                     ----------------------
                              1996     1995     1994     1993     1992     1991    1990    1989    1988    1987
----------------------------------------------------------------------------------------------------------------
 Net asset value,
 beginning of year          $21.61   $17.67   $18.72   $17.89   $17.48   $14.52  $15.24  $12.94  $12.61  $13.19
----------------------------------------------------------------------------------------------------------------
 INCOME FROM
 INVESTMENT
 OPERATIONS:
 Net investment
 income                        .49      .52      .51      .54      .49      .51     .57     .61     .51     .46
 ................................................................................................................
 Net realized and
 unrealized gain (loss)
 on investments               3.66     4.83     (.48)    1.51      .71     3.27    (.48)   3.13    1.14     .23
 ................................................................................................................
 Total from investment
 operations                   4.15     5.35      .03     2.05     1.20     3.78     .09    3.74    1.65     .69
----------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net
 investment
 income                       (.50)    (.50)    (.48)    (.47)    (.47)    (.44)   (.59)   (.59)   (.56)   (.52)
 ................................................................................................................
 Distributions from net
 realized gains              (1.03)    (.91)    (.60)    (.75)    (.32)    (.38)   (.22)   (.85)   (.76)   (.75)
 ................................................................................................................
 Total distributions         (1.53)   (1.41)   (1.08)   (1.22)    (.79)    (.82)   (.81)  (1.44)  (1.32)  (1.27)
 ................................................................................................................
 Net asset value,
 end of year                $24.23   $21.61   $17.67   $18.72   $17.89   $17.48  $14.52  $15.24  $12.94  $12.61
----------------------------------------------------------------------------------------------------------------
 Total return/1/            19.35%   30.63%     .16%   11.62%    6.99%   26.54%    .68%  29.41%  13.34%   5.44%
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA:
 Net assets, end
 of year (in millions)     $30,875  $25,678  $19,280  $19,005  $15,428  $10,526  $5,923  $5,376  $4,119  $3,889
 ...............................................................................................................
 Ratio of expenses to
 average net assets           .59%     .60%     .60%     .59%     .58%     .59%    .55%    .52%    .48%    .42%
 ...............................................................................................................
 Ratio of net income to
 average net assets          2.17%    2.70%    2.83%    3.03%    3.06%    3.29%   3.95%   4.11%   3.78%   3.14%
 ...............................................................................................................
 Average
 commissions paid per
 share/2/                    5.79c    6.16c    5.11c    6.20c    7.43c    6.99c   5.88c   8.04c   8.24c   6.68c
 ...............................................................................................................
 Portfolio turnover
 rate
 --common stocks            17.46%   20.91%   17.94%   19.57%    7.23%    5.79%   7.48%  14.47%  10.39%  10.76%
 --investment securities    19.56%   20.37%   31.08%   17.57%    9.73%    6.21%  10.94%  18.22%  16.41%  11.47%
----------------------------------------------------------------------------------------------------------------

/1/ Calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.

/2/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions) are excluded. Generally, non-U.S. commissions are lower that U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

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4    THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS
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

================================================================================

INVESTMENT POLICIES AND RISKS

The fund's investment objectives are long-term growth of capital and income.

The fund strives to accomplish these objectives through constant supervision, careful selection and broad diversification. In the selection of securities for investment, the possibilities of appreciation and potential dividends are given more weight than current yield. The fund ordinarily invests principally in common stocks. However, assets may also be held in securities convertible into common stocks, straight debt securities (rated in the top three quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or determined to be of equivalent quality by the fund's investment adviser, Capital Research and Management Company), cash or cash equivalents (such as commercial paper, commercial bank obligations, and securities of the U.S. Government, it agencies or instrumentalities), U.S. Government securities, private placement securities or nonconvertible preferred stocks. Additionally, the fund may from time to time invest in common stocks and other securities of issuers domiciled outside the U.S. MORE INFORMATION ON THE FUND'S
INVESTMENT POLICIES IS CONTAINED IN ITS STATEMENT OF ADDITIONAL INFORMATION.


The fund's investments are limited to securities included on its eligible list, which consists of securities deemed suitable investment media in light of the fund's investment objectives and policies. Securities are added to, or deleted from, the eligible list by the board of directors, reviewing and acting upon the recommendations of Capital Research and Management Company.

The fund's fundamental investment restrictions (described in the statement of additional information) and objectives may not be changed without shareholder approval. All other investment practices may be changed by the fund's board of directors.

ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVES CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.
--------------------------------------------------------------------------------
SECURITIES AND INVESTMENT TECHNIQUES

EQUITY SECURITIES

Equity securities represent an ownership position in a company. These securities may include common stocks, preferred stocks, and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities.

--------------------------------------------------------------------------------
                             THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS    5
--------------------------------------------------------------------------------

===============================================================================

DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

INVESTING IN VARIOUS COUNTRIES

The fund may invest up to 10% of its assets in securities of issuers that are domiciled outside the U.S. and not included in the Standard & Poor's Composite Index (a broad measure of the U.S. stock market). Investing outside the U.S. can involve special risks, particularly in certain developing countries, caused by, among other things, fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political and social conditions; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

Additional costs could be incurred in connection with the fund's investment activities outside the U.S. The fund can purchase and sell currencies to facilitate transactions in securities denominated in currencies other than the U.S. dollar. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

--------------------------------------------------------------------------------
MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by the fund's objectives and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio.
The primary individual portfolio counselors for the fund are listed on the following page.

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6    THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

                                                         YEARS OF EXPERIENCE
                                                                 AS
                                                             INVESTMENT
                                                            PROFESSIONAL
                                                            (APPROXIMATE)
                                                         ......................

                                           YEARS OF
                                          EXPERIENCE
                                         AS PORTFOLIO
                                          COUNSELOR
                                        (AND RESEARCH
                                       PROFESSIONAL IF  WITH CAPITAL
                                       APPLICABLE) FOR  RESEARCH AND
                                        THE INVESTMENT   MANAGEMENT
PORTFOLIO COUNSELORS                      COMPANY OF     COMPANY OR
 FOR THE INVESTMENT                        AMERICA          ITS       TOTAL
 COMPANY OF AMERICA   PRIMARY TITLE(S)  (APPROXIMATE)    AFFILIATES   YEARS
-------------------------------------------------------------------------------
JON B.                Chairman of the  39 years (plus    45 years    45 years
LOVELACE, JR.         Board of the     5 years as a
                      Fund. Vice       research
                      Chairman of the  professional
                      Board of         prior to
                      Directors,       becoming a
                      Capital          portfolio
                      Research and     counselor for
                      Management       the fund)
                      Company
-------------------------------------------------------------------------------
WILLIAM C.            President and    35 years          38 years    44 years
NEWTON                Director of the
                      Fund. Senior
                      Partner, The
                      Capital Group
                      Partners L.P.*
-------------------------------------------------------------------------------
WILLIAM R.            Senior Vice      25 years          27 years    34 years
GRIMSLEY              President of
                      the Fund.
                      Senior Vice
                      President and
                      Director,
                      Capital
                      Research and
                      Management
                      Company
-------------------------------------------------------------------------------
R. MICHAEL            Senior Vice      6 years (plus     32 years    32 years
SHANAHAN              President of     13 years as an
                      the Fund.        investment
                      Chairman of the  professional
                      Board and        prior to
                      Principal        becoming a
                      Executive        portfolio
                      Officer,         counselor for
                      Capital          the fund)
                      Research and
                      Management
                      Company
-------------------------------------------------------------------------------
GREGG E.              Vice President   5 years (plus     24 years    24 years
IRELAND               of the Fund.     10 years as a
                      Vice President,  research
                      Capital          professional
                      Research and     prior to
                      Management       becoming a
                      Company          portfolio
                                       counselor for
                                       the fund)
-------------------------------------------------------------------------------
JAMES B.              Vice President   5 years (plus 4   15 years    15 years
LOVELACE              of the Fund.     years as a
                      Vice President,  research
                      Capital          professional
                      Research and     prior to
                      Management       becoming a
                      Company          portfolio
                                       counselor for
                                       the fund)
-------------------------------------------------------------------------------
DONALD D.             Vice President   5 years (plus 4   12 years    12 years
O'NEAL                of the Fund.     years as a
                      Vice President,  research
                      Capital          professional
                      Research and     prior to
                      Management       becoming a
                      Company          portfolio
                                       counselor for
                                       the fund)
-------------------------------------------------------------------------------
DINA N.               Vice President,  3 years (plus 2   5 years     30 years
PERRY                 Capital          years as a
                      Research and     research
                      Management       professional
                      Company          prior to
                                       becoming a
                                       portfolio
                                       counselor for
                                       the fund)
-------------------------------------------------------------------------------
JAMES F.              President and    3 years (plus 9   27 years    27 years
ROTHENBERG            Director,        years as a
                      Capital          research
                      Research and     professional
                      Management       prior to
                      Company          becoming a
                                       portfolio
                                       counselor for
                                       the fund)
-------------------------------------------------------------------------------

*Company affiliated with Capital Research and Management Company.

--------------------------------------------------------------------------------
                             THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS    7
--------------------------------------------------------------------------------

================================================================================

INVESTMENT RESULTS

The fund may from time to time compare investment results to various indices or other mutual funds. Fund results may be calculated on a total return, yield and/or distribution rate basis. Results calculated without a sales charge will be higher.

X TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

X YIELD is computed by dividing the net investment income per share earned by the fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.

X DISTRIBUTION RATE reflects dividends that were paid by the fund. The distribution rate is calculated by dividing the dividends paid over the last 12 months by the sum of the month-end price and the capital gain distributions paid over the last 12 months.

                               INVESTMENT RESULTS
                     (FOR PERIODS ENDED DECEMBER 31, 1996)

AVERAGE
ANNUAL                    THE FUND          THE FUND AT
TOTAL                      AT NET             MAXIMUM
RETURNS:                ASSET VALUE/1/   SALES CHARGE/1/,/2/    S&P 500/3/
--------------------------------------------------------------------------------
One year                  19.35%              12.48%              22.90%
 ................................................................................
Five years                13.27%              11.93%              15.18%
 ................................................................................
Ten years                 13.90%              13.23%              15.26%
 ................................................................................
Lifetime/4/               13.30%              13.19%              11.79%

--------------------------------------------------------------------------------
Yield/1/,/2/: 1.90%
Distribution Rate/2/: 1.87%

/1/ These fund results were calculated according to a standard that is required for all stock and bond funds.
/2/ The maximum sales charge has been deducted.
/3/ The Standard & Poor's 500 Index represents stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses.
/4/ The fund began investment operations January 1, 1934.

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8    THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

Here are the fund's annual total returns calculated without a sales charge. This information is being supplied on a calendar year basis.

[chart]
Year       %
1987     5.44
1988    13.34
1989    29.41
1990     0.68
1991    26.54
1992     6.99
1993    11.62
1994     0.16
1995    30.63
1996    19.35
[end chart]

Past results are not an indication of future results.

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The fund usually pays dividends four times a year (in March, June, September and December). Capital gains, if any, are also usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

FEDERAL TAXES

In any fiscal year in which the fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all income distributions paid during the prior year. Such distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

--------------------------------------------------------------------------------
                             THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS    9
--------------------------------------------------------------------------------

================================================================================

YOU MUST PROVIDE THE FUND WITH A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO DO SO THE IRS CAN REQUIRE THE FUND TO WITHHOLD 31% OF YOUR TAXABLE DISTRIBUTIONS AND REDEMPTIONS. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.
--------------------------------------------------------------------------------

FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation in 1933. All fund operations are supervised by the fund's board of directors who meet periodically and perform duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The management fee paid by the fund to Capital Research and Management Company may not exceed 0.39% of the fund's average net assets annually and declines at certain asset levels. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses."

--------------------------------------------------------------------------------
10   THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's "code of ethics."

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the Plan is in effect. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses."

PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

--------------------------------------------------------------------------------
                             THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS   11
--------------------------------------------------------------------------------

================================================================================
PRINCIPAL UNDERWRITER AND TRANSFER AGENT

American Funds Distributors, Inc. and American Funds Service Company serve as the principal underwriter and transfer agent for the fund, respectively. They are headquartered at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821, respectively.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS



                [MAP OF UNITED STATES OF AMERICA APPEARS HERE]





--------------------------------------------------------------------------------
12   THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

SHAREHOLDER SERVICES

The fund offers you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. A COMPLETE DESCRIPTION OF SHAREHOLDER SERVICES AND ACCOUNT POLICIES IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

THE SERVICES DESCRIBED MAY NOT BE AVAILABLE THROUGH SOME RETIREMENT PLANS OR ACCOUNTS HELD BY INVESTMENT DEALERS. IF YOU ARE INVESTING IN SUCH A MANNER,
YOU SHOULD CONTACT YOUR PLAN ADMINISTRATOR/TRUSTEE OR DEALER ABOUT WHAT
SERVICES ARE AVAILABLE AND WITH QUESTIONS ABOUT YOUR ACCOUNT.
--------------------------------------------------------------------------------
PURCHASING SHARES

HOW TO PURCHASE SHARES

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may add to your account through your dealer or directly through American Funds Service Company by mail, wire, or bank debit. You may also establish or add to your account by exchanging shares from any of your other accounts in The American Funds Group. The fund and American Funds Distributors reserve the right to reject any purchase order.

Various purchase options are available as described below subject to certain investment minimums and limitations described in the statement of additional information and "Welcome to the Family."

X Automatic Investment Plan

  You may invest monthly or quarterly through automatic withdrawals from your bank account.

X Automatic Reinvestment

  You may reinvest your dividends and capital gain distributions into the fund (with no sales charge). This will be done automatically unless you elect to have the dividends and/or capital gain distributions paid to you in cash.

--------------------------------------------------------------------------------
                             THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS   13
--------------------------------------------------------------------------------

===============================================================================

X Cross-Reinvestment

  You may invest your dividends and capital gain distributions into any other fund in The American Funds Group.

X Exchange Privilege

  You may exchange your shares into other funds in The American Funds Group generally with no sales charge. Exchanges of shares from the money market funds that were initially purchased with no sales charge will generally be subject to the appropriate sales charge. You may also elect to automatically exchange shares among any of the funds in The American Funds Group. Exchange requests may be made in writing, by telephone including American FundsLine(R) (see below) or by fax. EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

X Retirement Plans

  You may invest in the fund through various retirement plans. For further information contact your investment dealer or American Funds Distributors.

SHARE PRICE

The fund's share price, also called net asset value, is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange is open. The fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the offering price next determined after your investment is received and accepted by American Funds Service Company. The offering price is the net asset value plus a sales charge, if applicable.

SHARE CERTIFICATES

Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

INVESTMENT MINIMUMS

--------------------------------------------------------------
To establish an account                                   $250
 For a retirement plan account                            $250
 For a retirement plan account through payroll deduction  $ 25
To add to an account                                      $ 50
 For a retirement plan account                            $ 25

--------------------------------------------------------------------------------
14   THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

SALES CHARGES

A sales charge may apply, as described below, when purchasing shares. Sales charges may be reduced for larger purchases as indicated below.

                                         SALES CHARGE AS A
                                           PERCENTAGE OF
                                       .....................         DEALER
                                                      NET         CONCESSION AS
                                       OFFERING      AMOUNT       % OF OFFERING
INVESTMENT                              PRICE       INVESTED          PRICE
--------------------------------------------------------------------------------
Less than $50,000                        5.75%       6.10%           5.00%
 ................................................................................
$50,000 but less than $100,000           4.50%       4.71%           3.75%
 ................................................................................
$100,000 but less than $250,000          3.50%       3.63%           2.75%
 ................................................................................
$250,000 but less than $500,000          2.50%       2.56%           2.00%
 ................................................................................
$500,000 but less than $1 million        2.00%       2.04%           1.60%
 ................................................................................
$1 million or more and certain
other investments described below        see below   see below       see below

PURCHASES NOT SUBJECT TO SALES CHARGES

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 200 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE BY THESE ACCOUNTS. A dealer concession of up to 1% may be paid by the fund from its Plan of Distribution on these investments. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by American Funds Distributors on these investments. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the fund and Capital Research and Management Company and its affiliated companies are not subject to a sales charge.

--------------------------------------------------------------------------------
                             THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS   15
--------------------------------------------------------------------------------

================================================================================

ADDITIONAL DEALER COMPENSATION

In addition to the concessions listed, up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. During 1997, American Funds Distributors will also provide additional compensation to the top one hundred dealers who have sold shares of funds in The American Funds Group based on the pro rata share of a qualifying dealer's sales.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

X Aggregation

  Investments that may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), including any business account solely "controlled by," as well as any retirement plan or trust account solely for the benefit of, these individuals. Investments made for multiple employee benefit plans of a single employer or "affiliated" employers may be aggregated provided they are not also aggregated with individual accounts. Finally, investments made by a common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares may be aggregated.

  Purchases made for nominee or street name accounts will generally not be aggregated with those made for other accounts unless qualified as described above.

X Concurrent Purchases

  You may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

X Right of Accumulation

  You may take into account the current value of your existing holdings in The American Funds Group to determine your sales charge. Direct purchases of the money market funds are excluded.

--------------------------------------------------------------------------------
16   THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================
X Statement of Intention

  You may enter into a non-binding commitment to invest a certain amount (which, at your request, may include purchases made during the previous 90 days) in non-money market fund shares over a 13-month period. A portion of your account may be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for the applicable sales charge reduction.

--------------------------------------------------------------------------------

SELLING SHARES

HOW TO SELL SHARES

You may sell (redeem) shares in your account by contacting your investment dealer or American Funds Service Company. You may also use American FundsLine(R) (see below). In addition, you may sell shares in amounts of $50 or more automatically. If you sell shares through your investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. Sale requests may be made in writing, by telephone, including American FundsLine(R) (see below), or by fax. Sales by telephone or fax are limited to $10,000 in accounts registered to individual(s) (including non-retirement trust accounts). In addition, checks must be made payable to the registered shareholder(s) and mailed to an address of record that has been used with the account for at least 10 days. Proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

Generally, written requests to sell shares must be signed by you and must include any shares you wish to sell that are in certificate form. Your signature must be guaranteed by a bank, savings association, credit union, or member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc., that is an eligible guarantor institution. A signature guarantee is not currently required for any sale of $50,000 or less provided the check is made

--------------------------------------------------------------------------------
                             THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS   17
--------------------------------------------------------------------------------

================================================================================

payable to the registered shareholder(s) and is mailed to the address of record on the account, and provided the address has been used with the account for at least 10 days. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge in any fund in The American Fund Group within 90 days after the date of the redemption or distribution. Reinvestment will be at the next calculated net asset value after receipt and acceptance by American Funds Service Company.

--------------------------------------------------------------------------------

OTHER IMPORTANT THINGS TO REMEMBER

AMERICAN FUNDSLINE(R)

You may check your share balance, the price of your shares, or your most recent account transactions, sell shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone.

TELEPHONE PURCHASES, SALES AND EXCHANGES

Unless you opt out of the telephone (including American FundsLine(R)) or fax purchase, sale and/or exchange options (see below), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company. (You may also reinstate them at any time by writing to American Funds Service Company.)

ACCOUNT STATEMENTS

You will receive regular confirmation statements reflecting transactions in your account. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

--------------------------------------------------------------------------------
18   THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

NOTES














--------------------------------------------------------------------------------
                             THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS   19
--------------------------------------------------------------------------------

================================================================================



NOTES












--------------------------------------------------------------------------------
20   THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================



NOTES











--------------------------------------------------------------------------------
                             THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS   21
--------------------------------------------------------------------------------

================================================================================



NOTES









--------------------------------------------------------------------------------
22   THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================



NOTES









--------------------------------------------------------------------------------
                             THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS   23
--------------------------------------------------------------------------------

================================================================================

FOR SHAREHOLDER     FOR DEALER         FOR 24-HOUR
SERVICES            SERVICES           INFORMATION
American Funds      American Funds     American     American Funds
Service Company     Distributors       FundsLine(R) Internet Web site
800/421-0180 ext.1 800/421-9900 ext.11 800/325-3590 http://www.americanfunds.com

 Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

 ------------------------------------------------------------

 OTHER FUND INFORMATION

 ANNUAL/SEMI-ANNUAL              STATEMENT OF ADDITIONAL
 REPORT TO SHAREHOLDERS          INFORMATION (SAI)

 Includes financial              Contains more detailed
 statements, detailed            information on all aspects
 performance information,        of the fund, including the
 portfolio holdings, a           fund's financial statements.
 statement from portfolio
 management and the              A current SAI has been filed
 independent accountants'        with the Securities and
 report.                         Exchange Commission ("SEC).
                                 It is incorporated by
                                 reference into this prospectus
                                 and is available along with
                                 other related materials on the
                                 SEC's Internet Web site at
                                 http://www.sec.gov.
 CODE OF ETHICS

 Includes a description of
 the fund's personal
 investing policy.

 To request a free copy of any of the documents above:

 Call American Funds   or        Write to the Secretary of
 Service Company                 the fund
 800/421-0180 ext. 1             333 South Hope Street
                                 Los Angeles, CA 90071

This prospectus has been printed on recycled paper.

                                              [LOGO OF
                                               RECYCLE
                                               PAPER]

--------------------------------------------------------------------------------
24   THE INVESTMENT COMPANY OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------




THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS FOR THE FUND.

/s/ Vincent P. Corti
Vincent P. Corti
Secretary

PROSPECTUS
for Eligible Retirement Plans

THE INVESTMENT COMPANY OF AMERICA(R)

An opportunity for long-term
growth of capital and income

[LOGO OF THE AMERICAN FUNDS GROUP(R)]



March 1, 1997

                       THE INVESTMENT COMPANY OF AMERICA

                             333 South Hope Street
                             Los Angeles, CA 90071


The fund's investment objectives are long-term growth of capital and income. The fund strives to accomplish these objectives through constant supervision, careful selection and broad diversification of a portfolio which ordinarily consists principally of common stocks.

This prospectus relates only to shares of the fund offered without a sales charge through eligible retirement plans. For a prospectus regarding shares of the fund to be acquired otherwise, contact the Secretary of the fund at the address indicated above.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

More detailed information about the fund, including the fund's financial statements, is contained in the statement of additional information dated March 1, 1997, which is incorporated by reference and has been filed with the Securities and Exchange Commission. The statement of additional information is available to you without charge, by writing to the Secretary of the fund at the above address or calling American Funds Service
Company.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

04-010-0397

-------------------------------------------------------------------------------

            SUMMARY    This table is designed to help you understand costs of
        OF EXPENSES    investing in the fund. These are historical expenses;
                       your actual expenses may vary.

     Average annual    SHAREHOLDER TRANSACTION EXPENSES
 expenses paid over    Certain retirement plans may purchase shares of the
   a 10-year period    fund with no sales charge./1/ The fund also has no
           would be    sales charge on reinvested dividends, redemption fees
   approximately $7    or exchange fees.
 per year, assuming
           a $1,000    ANNUAL FUND OPERATING EXPENSES (as a percentage of
   investment and a    average net assets)
   5% annual return
      with no sales
            charge.


              Management fees......................................... 0.26%
              12b-1 expenses.......................................... 0.21%/2/
              Other expenses (including audit, legal, shareholder
               services, transfer agent and custodian expenses)....... 0.12%
              Total company operating expenses........................ 0.59%


              EXAMPLE                          1 YEAR 3 YEARS 5 YEARS 10 YEARS
              -------                          ------ ------- ------- --------
              You would pay the following
              cumulative expenses on a $1,000
              investment, assuming               $6     $19     $33     $74
              a 5% annual return./3/

              /1/ Retirement plans of organizations with $100 million or more in collective retirement plan assets may purchase shares of the fund with no sales charge. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified under
                  Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following such purchases. (See "Redeeming Shares-- Contingent Deferred Sales Charge.")

              /2/ These expenses may not exceed 0.25% of the company's average net assets annually. (See "Fund Organization and Management-- Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

              /3/ Use of this assumed 5% return is required by the Securities and Exchange Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

            TABLE OF CONTENTS

  Summary of Expenses.......................    2
  Financial Highlights......................    3
  Investment Objectives and Policies........    3
  Investment Techniques.....................    4
  Investment Results........................    7
  Dividends, Distributions and Taxes........    7
  Fund Organization and Management..........    8
  Purchasing Shares.........................    9
  Shareholder Services......................   11
  Redeeming Shares..........................   11

-------------------------------------------------------------------------------

          FINANCIAL    The following information has been audited by Price
         HIGHLIGHTS    Waterhouse LLP, independent accountants, whose unquali-
                       fied report relating to the most recent five years is
       (For a share    included in the statement of additional information.
        outstanding    This information should be read in conjunction with the
     throughout the    financial statements and accompanying notes which are
       fiscal year)    also included in the statement of additional informa-
                       tion.

                                                        YEAR ENDED DECEMBER 31
                            -----------------------------------------------------------------------------------
                            1996      1995     1994     1993     1992     1991     1990    1989    1988    1987
                            -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
  Net Asset Value,
   Beginning of Year......  $ 21.61  $17.67  $ 18.72  $ 17.89  $ 17.48  $ 14.52  $15.24  $12.94  $12.61  $13.19
                            -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
   INCOME FROM INVESTMENT
    OPERATIONS:
  Net investment income...      .49      .52      .51      .54      .49      .51     .57     .61     .51     .46
  Net realized and
   unrealized gain (loss)
   on investments.........     3.66     4.83     (.48)    1.51      .71     3.27    (.48)   3.13    1.14     .23
                            -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
    Total from Investment
     Operations...........     4.15     5.35      .03     2.05     1.20     3.78     .09    3.74    1.65     .69
                            -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
   LESS DISTRIBUTIONS:
   Dividends from net in-
    vestment
    income................     (.50)    (.50)    (.48)    (.47)    (.47)    (.44)   (.59)   (.59)   (.56)   (.52)
   Distributions from net
    realized gains........     (1.03)   (.91)    (.60)    (.75)    (.32)    (.38)   (.22)   (.85)   (.76)   (.75)
                            -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
    Total Distributions...    (1.53)   (1.41)   (1.08)   (1.22)    (.79)    (.82)   (.81)  (1.44)  (1.32)  (1.27)
                            -------  -------  -------  -------  -------  ------  ------  ------  ------  ------
    Net Asset Value, End
     of Year..............  $ 24.23    $21.61  $ 17.67  $ 18.72  $ 17.89  $ 17.48  $14.52  $15.24  $12.94  $12.61
                            =======  =======  =======  =======  =======  ======  ======  ======  ======  ======
   Total Return/1/........    19.35%   30.63%     .16%   11.62%    6.99%   26.54%    .68%  29.41%  13.34%   5.44%
  RATIOS/SUPPLEMENTAL DA-
   TA:
   Net Assets, End of Year
    (in millions).........  $30,875   $25,678  $19,280  $19,005  $15,428  $10,526  $5,923  $5,376  $4,119  $3,889
   Ratios of Expenses to
    Average Net
    Assets................      .59%     .60%     .60%     .59%     .58%     .59%    .55%    .52%    .48%    .42%
   Ratio of Net Income to
    Average Net Assets....     2.17%    2.70%    2.83%    3.03%    3.06%    3.29%   3.95%   4.11%   3.78%   3.14%
   Average
    commissions paid
    per share /2/   5.79cents  6.16cents 5.11cents 6.20cents 7.43cents 6.99cents 5.88cents 8.04cents 8.24cents 6.68cents
  Portfolio Turnover Rate
     --common stocks......    17.46%   20.91%   17.94%   19.57%    7.23%    5.79%   7.48%  14.47%  10.39%  10.76%
     --investment securi-
    ties..................    19.56%   20.37%   31.08%   17.57%    9.73%    6.21%  10.94%  18.22%  16.41%  11.47%

 --------

 /1/ Calculated with no sales charge. The maximum sales charge is 5.75% of the fund's offering price.
 /2/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions) are excluded. Generally, non-U.S. commissions are lower that U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

         INVESTMENT    The fund's investment objectives are long-term growth
         OBJECTIVES    of capital and income. The fund strives to accomplish
       AND POLICIES    these objectives through constant supervision, careful
                       selection and broad diversification. In the selection
   The fund aims to    of securities for investment, the possibilities of
   provide you with    appreciation and potential dividends are given more
   long-term growth    weight than current yield. The fund ordinarily invests
     of capital and    principally in common stocks. However, assets may also
            income.    be held in securities convertible into common stocks,
                       straight debt securities (rated in the top three quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or determined to be of equivalent quality by Capital Research and Management
                       Company), cash

-------------------------------------------------------------------------------

                       or cash equivalents (such as commercial paper, commercial bank obligations, and securities of the U.S. Government, its agencies or instrumentalities), U.S. Government securities, or nonconvertible preferred stocks. (See the statement of additional information for a description of cash equivalents.)

                       Additionally, the fund may from time to time invest in common stocks and other securities of issuers domiciled outside the U.S. (See "Investment Techniques--Investing in Various Countries.")

                       The fund's fundamental investments are limited to securities included on its eligible list, which consists of securities deemed suitable investment media in light of the fund's investment objectives and policies. Securities are added to, or deleted from, the eligible list by the board of directors, reviewing and acting upon the recommendations of Capital Research and Management Company.

                       The fund's investment restrictions (which are described in the statement of additional information) and objec-tives cannot be changed without shareholder approval. All other investment practices may be changed by the fund's board.

                       ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVES CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

         INVESTMENT    RISKS OF INVESTING Because the fund invests in stocks,
         TECHNIQUES    it is subject to market risks, including, for example,
                       the possibility that stock prices in general may de-
       Investing in    cline over short or even extended periods. The fund may
    stocks involves    also invest in fixed-income securities, including
     certain risks.    bonds, which have market values which tend to vary in-
                       versely with the level of interest rates--when interest rates rise, their values will tend to decline and vice versa. Although under normal market conditions longer term securities yield more than shorter term securities of similar quality, they are subject to greater price fluctuations. These fluctuations in the value of the investments will be reflected in the fund's net asset value per share.

                       INVESTING IN VARIOUS COUNTRIES The fund may invest up to 10% of its assets in securities of issuers that are not included in the Standard & Poor's 500 Composite Index (a broad measure of the U.S. stock market) and that are domiciled outside the U.S. Of course, investing internationally involves special risks, particularly in certain developing countries caused by, among other things: fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; differing securities market structures; and occasional administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

-------------------------------------------------------------------------------

                       However, in the opinion of Capital Research and Management Company, global investing also can reduce certain portfolio risks due to greater diversification opportunities.

                       Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions are generally higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. The fund may enter into currency exchange contracts for the purpose of fixing the dollar cost or proceeds for a transaction. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

                       U.S. PRIVATE PLACEMENTS Private placements may be either purchased from another institutional investor that originally acquired the securities in a private placement or directly from the issuers of the securities. Generally, securities acquired in such private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reliance upon an exemption from the registration requirements under the Act (for example, private placements sold pursuant to Rule 144A). Accordingly, all such private placements will be considered illiquid unless they have been specifically determined to be liquid taking into account factors such as the frequency and volume of trading and the commitment of dealers to make markets under procedures which may be adopted by the fund's board of directors. Additionally, investing in private placement securities could have the effect of increasing the level of illiquidity of the fund's portfolio to the extent that "qualified" institutional investors become, for a period of time, uninterested in purchasing these securities. The fund will not invest more than 10% of its total assets in illiquid securities.

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by the fund's objectives and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed on the next page.

---------------------------------------------------------------------------------------------
                                                                      YEARS OF EXPERIENCE
                                                                         AS INVESTMENT
                                                                         PROFESSIONAL
                                                                         (APPROXIMATE)
                                                YEARS OF EXPERIENCE
                                                   AS PORTFOLIO
     PORTFOLIO                                    COUNSELOR (AND
COUNSELORS FOR THE                                   RESEARCH
INVESTMENT COMPANY        PRIMARY TITLE(S)        PROFESSIONAL IF     WITH CAPITAL
    OF AMERICA                                    APPLICABLE) FOR     RESEARCH AND
                                                  THE INVESTMENT       MANAGEMENT
                                                COMPANY OF AMERICA   COMPANY OR ITS  TOTAL
                                                   (APPROXIMATE)       AFFILIATES    YEARS
---------------------------------------------------------------------------------------------
 Jon B. Lovelace,    Chairman of the Board of   39 years (plus 5       45 years      45 years
  Jr.                the Fund. Vice Chairman    years as a research
                     of the Board of Directors  professional prior
                     and Chairman of the        to becoming
                     Executive Committee,       portfolio counselor
                     Capital Research and       for the fund)
                     Management Company

 William C. Newton   President and Director of  35 years               38 years      44 years
                     the Fund. Senior Partner,
                     The Capital Group
                     Partners L.P.*

 William R. Grimsley Senior Vice President of   25 years               27 years      34 years
                     the Fund. Senior Vice
                     President and Director,
                     Capital Research and
                     Management Company

 R. Michael Shanahan Senior Vice President of   6 years (plus 13       32 years      32 years
                     the Fund. Chairman         years as an
                     of the Board and           investment
                     Principal Executive        professional prior
                     Officer, Capital           to becoming a
                     Research and Management    portfolio counselor
                     Company                    for the fund)

 Gregg E. Ireland    Vice President of the      5 years (plus 10       24 years      24 years
                     Fund. Vice President,      years as a research
                     Capital Research and       professional prior
                     Management Company         to becoming a
                                                portfolio counselor
                                                for the fund)

 James B. Lovelace   Vice President of the      5 years (plus 4        15 years      15 years
                     Fund. Vice President,      years as a research
                     Capital Research and       professional prior
                     Management Company         to becoming a
                                                portfolio counselor
                                                for the fund)

 Donald D. O'Neal    Vice President of the      5 years (plus 4        12 years      12
                     Fund. Vice President,      years as a research                  years
                     Capital Research and       professional prior
                     Management Company         to becoming a
                                                portfolio counselor
                                                for the fund)

 Dina N. Perry       Vice President, Capital    3 years (plus 2         5 years      30
                     Research and Management    years as a research                  years
                     Company                    professional prior
                                                to becoming a
                                                portfolio counselor
                                                for the fund)

 James F.            President and Director,    3 years (plus 9         27 years     27
 Rothenberg          Capital Research and       years as a research                  years
                     Management Company         professional prior
                                                to becoming a
                                                portfolio counselor
                                                for the fund)

---------------------------------------------------------------------------------------------
* Company affiliated with Capital Research and Management Company
---------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

 INVESTMENT RESULTS    The fund may from time to time compare its investment
                       results to various unmanaged indices or other mutual
       The fund has    funds in reports to shareholders, sales literature and
   averaged a total    advertisements. The results may be calculated on a to-
      return (at no    tal return, yield and/or distribution rate basis for
   sales charge) of    various periods, with or without sales charges. Results
 13.30% a year over    calculated without a sales charge will be higher. Total
       its lifetime    returns assume the reinvestment of all dividends and
   (January 1, 1934    capital gain distributions.
   through December
         31, 1996).    The fund's yield and the average annual total returns
                       are calculated with no sales charge in accordance with Securities and Exchange Commission requirements. The fund's distribution rate is calculated by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end price and the capital gains paid over the last 12 months. For the 30-day period ended December 31, 1996, the fund's SEC yield was 2.01% and the distribution rate was 1.98% with no sales charge. Yield is computed by dividing the net investment income per share earned by the fund over a given period of time by the net asset value per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders. The fund's total return over the past 12 months and average annual total returns over the past five-year and ten-year periods, as of December 31, 1996, were 19.35%, 13.27%, and 13.90%, respectively. Of course, past results are not an indication of future results. Further information regarding the fund's investment results is contained in the fund's annual report which may be obtained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS Dividends are usually paid
  DISTRIBUTIONS AND    in March, June, September and December. Capital gains,
              TAXES    if any, are usually distributed in December. When a
                       dividend or capital gain is distributed, the net asset
             Income    value per share is reduced by the amount of the pay-
  distributions are    ment.
    usually made in
       March, June,    The terms of your plan will govern how your plan may
      September and    receive distributions from the fund. Generally, peri-
          December.    odic distributions from the fund to your plan are rein-
                       vested in additional fund shares, although your plan may permit fund distributions from net investment in-come to be received by you in cash while reinvesting capital gains distributions in additional shares or all fund distributions to be received in cash. Unless you select another option, all distributions will be rein-vested in additional fund shares.

                       FEDERAL TAXES The fund intends to operate as a "regulated investment company" under the Internal Revenue Code. In any fiscal year in which the fund so qualifies and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax. The tax treatment of redemptions from a retirement plan may differ from redemptions from an ordinary shareholder account.

                       Please see the statement of additional information and your tax adviser for further information.

-------------------------------------------------------------------------------

               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, diversified management investment company, was or-
                AND    ganized as a Delaware corporation in 1933. The fund's
         MANAGEMENT    board supervises fund operations and performs duties
                       required by applicable state and federal law. Members
      The fund is a    of the board who are not employed by Capital Research
      member of The    and Management Company or its affiliates are paid cer-
     American Funds    tain fees for services rendered to the fund as de-
    Group, which is    scribed in the statement of additional information.
  managed by one of    They may elect to defer all or a portion of these fees
    the largest and    through a deferred compensation plan in effect for the
   most experienced    fund. All shareholders have one vote per share owned
         investment    and, at the request of the holders of at least 10% of
          advisers.    the shares, the fund will hold a meeting at which any
                       member of the board could be removed by a majority vote.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92621. Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rate of 0.39% on the first $1.0 billion of the fund's net assets, plus 0.336% on net assets over $1 billion to $2 billion, plus 0.30% on net assets over $2 billion to $3 billion, plus 0.276% on net assets over $3 billion to $5 billion, plus 0.258% on net assets over $5 billion to $8 billion, plus 0.246% on net assets over $8 billion to $13 billion, plus 0.24% on net assets over $13 billion to $21 billion, plus 0.235% on net assets over $21 billion to $34 billion, plus 0.231% on net assets in excess of $34 billion.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.) This policy has also been incorporated into the fund's "code of ethics" which is available from the fund's Secretary upon request.

-------------------------------------------------------------------------------

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or of other funds served by Capital Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors, Inc. is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332
                       Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversations with American Funds Distributors may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                       PLAN OF DISTRIBUTION The fund has a plan of distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided these expenses are approved in advance by the board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.25% of its average net assets annually (all of which may be for service fees).

                       TRANSFER AGENT American Funds Service Company, 800/421-0180, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. American Funds Service Company is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. It was paid a fee of $21,426,000 for the fiscal year ended December 31, 1996. Telephone conversations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

        PURCHASING     ALL ORDERS TO PURCHASE SHARES MUST BE MADE THROUGH YOUR
            SHARES     RETIREMENT PLAN. FOR MORE INFORMATION ABOUT HOW TO PUR-
                       CHASE SHARES OF THE FUND THROUGH YOUR EMPLOYER'S PLAN
                       OR LIMITATIONS ON THE AMOUNT THAT MAY BE PURCHASED,
                       PLEASE CONSULT WITH YOUR EMPLOYER. Shares are

-------------------------------------------------------------------------------

                       sold to eligible retirement plans at the net asset value per share next determined after receipt of an or-der by the fund or American Funds Service Company. Or-ders must be received before the close of regular trad-ing on the New York Stock Exchange in order to receive that day's net asset value. Plans of organizations with collective retirement plan assets of $100 million or more may purchase shares at net asset value. In addi-tion, any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The Ameri-can Funds Group other than the money market funds) may purchase shares at net asset value; however, a contin-gent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of such purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.") Plans may also qualify to purchase shares at net asset value by completing a statement of intention to purchase $1 million in fund shares subject to a com-mission over a maximum of 13 consecutive months. Cer-tain redemptions of such shares may also be subject to a contingent deferred sales charge as described above. (See the statement of additional information.)

                       The minimum initial investment is $250, except that the money market funds have a minimum of $1,000 for indi-vidual retirement accounts (IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll de-ductions and may be reduced or waived for shareholders of other funds in The American Funds Group.

                       During 1997, American Funds Distributors will provide additional compensation to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group, based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

                       Qualified dealers currently are paid a continuing serv-ice fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. (See "Fund Organi-zation and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with re-spect to the fund.

                       Shares of the fund are offered to other shareholders pursuant to another prospectus at public offering prices that may include an initial sales charge.

-------------------------------------------------------------------------------

                       SHARE PRICE Shares are offered to eligible retirement plans at the net asset value next determined after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                       The fund's net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

        SHAREHOLDER    Subject to any restrictions contained in your plan, you
           SERVICES    can exchange your shares for shares of other funds in
                       The American Funds Group which are offered through the plan at net asset value. In addition, again depending on any restrictions in your plan, you may be able to exchange shares automatically or cross-reinvest dividends in shares of other funds. Contact your plan administrator/trustee regarding how to use these services. Also, see the fund's statement of additional information for a description of these and other services that may be available through your plan. These services are available only in states where the fund to be purchased may be legally offered and may be terminated or modified at any time upon 60 days' written notice.

          REDEEMING    Subject to any restrictions imposed by your plan, you
             SHARES    can sell your shares through the plan any day the New
                       York Stock Exchange is open. For more information about how to sell shares of the fund through your retirement plan, including any charges that may be imposed by the plan, please consult with your employer.

                       By contacting  Your plan administrator/trustee must
                       your plan      send a letter of instruction
                       administrator/ specifying the name of the fund, the
                       trustee        number of shares or dollar amount to
                                      be sold, and, if applicable, your
                                      name and account number. For your
                                      protection, if you redeem more than
                                      $50,000, the signatures of the
                                      registered owners or their legal
                                      representatives must be guaranteed by
                                      a bank, savings association, credit
                                      union, or member firm of a domestic
                                      stock exchange or the National
                                      Association of Securities Dealers,
                                      Inc., that is an eligible guarantor
                                      institution. Your plan
                                      administrator/trustee should verify
                                      with the institution that it is an
                                      eligible guarantor prior to signing.
                                      Additional documentation may be
                                      required to redeem shares from
                                      certain accounts. Notarization by a
                                      Notary Public is not an acceptable
                                      signature guarantee.
                       --------------------------------------------------------
                       By contacting  Shares may also be redeemed through
                       your           an investment dealer; however you or
                       investment     your plan may be charged for this
                       dealer         service. SHARES HELD FOR YOU IN AN
                                      INVESTMENT DEALER'S STREET NAME MUST
                                      BE REDEEMED THROUGH THE DEALER.

                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE

-------------------------------------------------------------------------------

                       RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions made within 12 months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under
                       Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; and for redemptions in connection with loans made by qualified retirement plans.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because the fund's net asset value fluctuates, reflecting the market value of the portfolio, the amount you receive for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                       [RECYCLE LOGO]   This prospectus has been printed on
                                        recycled paper that meets the
                                        guidelines of the United States
                                        Environmental Protection Agency.

                        THIS PROSPECTUS RELATES ONLY TO SHARES OF THE FUND OFFERED WITHOUT A SALES CHARGE TO ELIGIBLE RETIREMENT PLANS. FOR A PROSPECTUS REGARDING SHARES OF THE FUND TO BE ACQUIRED OTHERWISE, CONTACT THE SECRETARY OF THE FUND AT THE ADDRESS INDICATED ON THE FRONT.

                       THE INVESTMENT COMPANY OF AMERICA

                                     PART B
                     STATEMENT OF ADDITIONAL INFORMATION
                                 MARCH 1, 1997

This document is not a prospectus but should be read in conjunction with the current prospectus of The Investment Company of America (the fund or ICA) dated March 1, 1997. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                        THE INVESTMENT COMPANY OF AMERICA
                             ATTENTION:  SECRETARY
                             333 SOUTH HOPE STREET
                             LOS ANGELES, CA  90071
                                  (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.



TABLE OF CONTENTS

ITEM                                                              PAGE NO.

DESCRIPTION OF CERTAIN SECURITIES                                 2
INVESTMENT RESTRICTIONS                                           4
FUND DIRECTORS AND OFFICERS                                       6
ADVISORY BOARD                                                    11
MANAGEMENT                                                        13
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES                        16
PURCHASE OF SHARES                                                18
REDEEMING SHARES                                                  25
SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES                       26
EXECUTION OF PORTFOLIO TRANSACTIONS                               28
GENERAL INFORMATION                                               29
INVESTMENT RESULTS                                                30
FINANCIAL STATEMENTS                                              ATTACHED


                       DESCRIPTION OF CERTAIN SECURITIES

The descriptions below are intended to supplement the material in the prospectus under "Investment Policies and Risks."


EQUITY SECURITIES - The fund may invest without limitation in securities with equity conversion rights and that are rated in any investment quality category; however, the fund has no current intention (at least during the next 12 months) to invest in securities rated below the top three quality categories by Standard & Poor's Corporation or Moody's Investment Service, Inc. or unrated but determined to be of equivalent quality by Capital Research and Management Company (the Investment Adviser).

BOND RATINGS - The fund may invest in debt securities which are rated in the top three quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or determined to be of equivalent quality by the Investment Adviser. The top three rating categories for Standard & Poor's and Moody's are described below:

 STANDARD & POOR'S CORPORATION:

 "Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

 "Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

 "Debt rated 'A' has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher categories."

 MOODY'S INVESTORS SERVICE, INC.:

 "Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

 "Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

 "Bonds rated A are judged to be of upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

U.S. GOVERNMENT SECURITIES - Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury. In these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank Cooperatives, and Federal Intermediate Credit Banks.

CASH EQUIVALENTS - These securities include (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies), (2) commercial bank obligations (E.G., certificates of deposit (interest-bearing time deposits), and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity, (3) savings association and savings bank obligations (e.g., certificates of deposit issued by savings banks or savings and loan associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature, at the time of purchase, or may be redeemed, in one year or less, and (5) corporate bonds and notes that mature, at the time of purchase, or that may be redeemed, in one year or less.

CURRENCY TRANSACTIONS

Although the fund has no current intention to do so, it has the ability to enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date and price, both of which are set at the time of the contract. The fund intends to enter into forward currency contracts solely to hedge into the U.S. dollar its exposure to other currencies. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

U.S. PRIVATE PLACEMENTS Private placements may be either purchased from another institutional investor that originally acquired the securities in a private placement or directly from the issuers of the securities. Generally, securities acquired in such private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reliance upon an exemption from the registration requirements under the Act (for example, private placements sold pursuant to Rule 144A). Accordingly, all such private placements will be considered illiquid unless they have been specifically determined to be liquid taking into account factors such as the frequency and volume of trading and the commitment of dealers to make markets under procedures which may be adopted by the fund's board of directors.
Additionally, investing in private placement securities could have the effect of increasing the level of illiquidity of the fund's portfolio to the extent that "qualified" institutional investors become, for a period of time, uninterested in purchasing these securities. The fund has no current intention of investing in private placements sold pursuant to Rule 144A, and, in any case, the fund will not invest more than 10% of its total assets in illiquid securities.

                            INVESTMENT RESTRICTIONS

The fund has adopted certain investment restrictions, which are fundamental policies and cannot be changed without a majority vote of its outstanding shares. A majority vote is defined in the Investment Company Act of 1940 (the 1940 Act) as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities.

These restrictions (which do not apply to the purchase of securities issued or guaranteed by the U.S. Government) provide that the fund shall make no investment:

Which involves promotion or business management by the fund;

In any security about which reliable information is not available with respect to the history, management, assets, earnings, and income of the issuer;

If the investment would cause more than 5% of the value of the total assets of the fund, as they exist at the time of investment, to be invested in the securities of any one issuer;

If the investment would cause more than 20% of the value of the total assets of the fund to be invested in the securities in any one industry;

If the investment would cause the fund to own more than 10% of the outstanding voting securities of any one issuer, provided that this restriction shall apply as to 75% of the fund's total assets; or

In any security which has not been placed on the fund's Eligible List. (See the prospectus).

The fund is not permitted to buy securities on margin, sell securities short, borrow money, or to invest in real estate. (Although it has not been the practice of the fund to make such investments (and it has no current intention of doing so at least for the next 12 months), the fund may invest in the securities of real estate investment trusts.)

The fund has also adopted other fundamental policies which cannot be changed without shareholder approval. These policies require the fund not to:

Concentrate its investment in any particular industry or group of industries. Some degree of concentration may occur from time to time (within the 20% limitation of the Certificate of Incorporation) as certain industries appear to present desirable fields for investment.

Engage generally in the making of loans. Although the fund has reserved the right to make loans to unaffiliated persons subject to certain restrictions, including requirements concerning collateral and amount of any loan, no loans have been made since adoption of this fundamental policy more than 50 years ago.

Act as underwriter of securities issued by others, engage in distribution of securities for others, engage in the purchase and sale of commodities or commodity contracts, borrow money, invest in real estate, or make investments in other companies for the purpose of exercising control or management.

Pledge, encumber or assign all or any part of its property and assets as security for a debt.

Invest in the securities of other investment companies.

Notwithstanding the restriction on investing in the securities of other investment companies, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

Additional investment restrictions adopted by the fund and which may be changed by the Board of Directors without shareholder approval, provide that the fund may not:

Purchase and sell securities for short-term profits; however, securities will be sold without regard to the time that they have been held whenever investment judgment makes such action seem advisable.

Purchase or retain the securities of any issuer if those officers and directors of the fund or the Investment Adviser who own beneficially more than one half of 1% of such issuer together own more than 5% of the securities of such issuer.

Invest in securities of companies which, with their predecessors, have a record of less than three years' continuous operations.

Invest in puts, calls, straddles, spreads or any combination thereof.

Purchase partnership interests in oil, gas or mineral exploration, drilling or mining ventures.

Invest in excess of 10% of the market value of its total assets in securities which may require registration under the Securities Act of 1933 prior to sale by the fund (restricted securities), or other securities that are not readily marketable.


                          FUND DIRECTORS AND OFFICERS
                    Directors and Director Compensation

NAME, ADDRESS       POSITION        PRINCIPAL              AGGREGATE             TOTAL COMPENSATION      TOTAL
AND AGE             WITH            OCCUPATION(S)          COMPENSATION          (INCLUDING              NUMBER
                    REGISTRANT      DURING                 (INCLUDING            VOLUNTARILY             OF
                                    PAST 5 YEARS           VOLUNTARILY           DEFERRED                FUND
                                    (POSITIONS WITHIN      DEFERRED              COMPENSATION/1/)        BOARDS
                                    THE ORGANIZATIONS      COMPENSATION/1/)      FROM ALL FUNDS          ON
                                    LISTED MAY             FROM THE FUND         MANAGED                 WHICH
                                    HAVE CHANGED           DURING FISCAL         BY CAPITAL              DIRECTOR
                                    DURING THIS            YEAR ENDED            RESEARCH AND            SERVES/3/
                                    PERIOD)                12/31/96              MANAGEMENT
                                                                                 COMPANY/2/

Charles H.          Director        Private investor       $60,400               $115,400                4
Black                               and consultant;
525 Alma Real                       former Executive
Drive                               Vice President
Pacific                             and Director,
Palisades, CA                       KaiserSteel
90272                               Corporation
Age:  70

Ann S. Bowers       Director        Senior Trustee,        $55,800               $55,800                 1
The Noyce                           The Noyce
Foundatioin                         Foundation; Human
450 Sheridan                        resources
Avenue                              consultant,
Palo Alto, CA                       Enterprise 2000
94306
Age:  59

Malcolm R.          Director        Chairman               $48,600/4/            $48,600                 1
Currie                              Emeritus, Hughes
28780 Wagon                         Aircraft Company
Road
Agoura, CA
91301
Age:  69

+Jon B.             Chairman of     Vice Chairman of       None/5/               None/5/                 4
Lovelace, Jr.       the Board       the Board,
333 South Hope                      Capital Research
Street                              and Management
Los Angeles, CA                     Company
90071
Age:  70

John G.             Director        The IBJ Professor      $62,200/4/            $153,800                7
McDonald                            of Finance,
Graduate School                     Graduate School
of Business                         of Business,
Stanford                            Stanford
University                          University
Stanford, CA
94305
Age:  59

Bailey Morris-Eck    Director       Senior Advisor,        $49,800               $49,800                 1
ARA/SCO Room                        Inter-American
3250                                Affairs, Clinton
U.S. Department                     Administration;
of State                            Senior Feloow,
Washington,                         Institute for
D.C.  20520                         International
Age:  52                            Economics;
                                    Consultant, THE
                                    INDEPENDENT OF
                                    LONDON

Richard G.          Director        Chairman,              $29,200/4/ /6/        $72,500                 13
Newman                              President and
3250 Wilshire                       CEO, AECOM
Blvd.                               Technology
Los Angeles, CA                     Corporation
90010                               (architectural
Age:  62                            engineering)

 +William C.        President       Senior Partner,        None/5/               None/5/                 1
Newton              and             The Capital Group
333 South Hope      Director        Partners, L.P.
Street
Los Angeles, CA
90071
Age:  66

+James W.           Executive       Senior Partner,        None/5/               None/5/                 8
Ratzlaff            Vice            The Capital Group
P.O. Box 7650       President       Partners L.P.;
San Francisco,      and
CA  94120           Director
Age:  60

Olin C. Robison     Director        President of the       $52,200               $77,500                 2
The Marble                          Salzburg Seminar;
Works                               President
2 Maple Street                      Emeritus,
Middlebury, VT                      Middlebury
05753                               College
Age:  60

William J.          Director        Chairman and           $None/7/              $None                   1
Spencer                             Chief Executive
2706 Montopolis                     Officer, SEMATECH
Drive                               (research and
Austin, TX                          development
78741                               consortium)
Age:  66



+ Directors who are considered "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund Inc. American Variable Insurance Series and the Anchor Pathway Fund are two other funds managed by Capital Research and Management Company that serve as underlying investment vehicles for certain variable insurance contracts.

/3/ Includes funds managed by Capital Research and Management Company and affiliates.

/4/ Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for participating Directors is as follows: Malcolm R. Currie ($46,484), John G. McDonald ($188,120) and Richard
G. Newman ($31,127). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

/5/ Jon B. Lovelace, Jr., William C. Newton, and James W. Ratzlaff are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

/6/ Richard G. Newman was elected to the Board on April 23, 1996 and, therefore, did not receive a full year of compensation.

/7/ William J. Spencer was elected to the Board on January 15, 1997 and, therefore, received no compensation from the fund during the fiscal year ended December 31, 1996.

                                   OTHER OFFICERS
          (with their principal occupations during the past five years)

NAME AND ADDRESS                      AGE       POSITION(S)       PRINCIPAL OCCUPATION(S)
                                                WITH REGISTRANT   DURING PAST 5 YEARS

William R. Grimsley                  58         Senior Vice       Senior Vice President and
P.O. Box 7650                                   President         Director, Capital Research
San Francisco, CA 94120                                           and Management Company

R. Michael Shanahan                  58         Senior Vice       Chairman of the Board and
333 South Hope Street                           President         Principal Executive Officer,
Los Angeles, CA  90071                                            Capital Research and
                                                                  Management Company

Gregg E. Ireland                     47         Vice              Vice President, Capital
3000 K Street, N.W.                             President         Research and Management
Washington, DC  20007                                             Company

Anne M. Llewellyn                    49         Vice              Associate, Capital Research
333 South Hope Stree                            President         and Management Company
Los Angeles, CA  90071

James B. Lovelace                    40         Vice              Vice President, Capital
333 South Hope Street                           President         Research and Management
Los Angeles, CA  90071                                            Company

Donald D. O'Neal                     36         Vice              Vice President, Capital
P.O. Box 7650                                   President         Research and Management
San Francisco, CA  94120                                          Company

Patricia L. Vaughn                   40         Vice              Vice President, Capital
333 South Hope Street                           President         Research and Management
Los Angeles, CA  90071                                            Company

Vincent P. Corti                     40         Secretary         Vice President - Fund
333 South Hope Street                                             Business Management Group,
Los Angeles, CA  90071                                            Capital Research and
                                                                  Management Company

Steven N. Kearsley                   55         Treasurer         Vice President and
135 South State College Blvd.                                     Treasurer, Capital Research
Brea, CA  92821                                                   and Management Company

Julie F. Williams                    48         Assistant         Vice President - Fund
333 South Hope Street                           Secretary         Business Managment Group,
Los Angeles, CA  90071                                            Capital Research and
                                                                  Management Company

R. Marcia Gould                      42         Assistant         Vice President - Fund
135 South State College Blvd.                   Treasurer         Business Managment Group,
Brea, CA  92821                                                   Capital Research and
                                                                  Management Company

Mary C. Hall                         39         Assistant         Senior Vice President - Fund
135 South State College Blvd.                   Treasurer         Business Management Group,
Brea, CA  92821                                                   Capital Research and
                                                                  Management Company



All of the officers listed are officers or employees of the Investment Adviser or affiliated companies. No compensation is paid by the fund to any officer or director who is a director, officer or employee of the Investment Adviser or affiliated companies. Each unaffiliated Director is paid a fee of $36,000 per annum, plus $2,000 for each Board of Directors meeting attended, plus $600 for each meeting attended as a member of a committee of the Board of Directors. In addition, members of the Proxy Committee receive an annual fee determined at the end of the year by the Board of Directors. For the fiscal year ended December 31, 1996, each member of the Proxy Committee received a fee of $6,400. No pension or retirement benefits are accrued as part of fund expenses. The Directors and Advisory Board members may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. As of January 31, 1997 the officers and Directors and their families as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                 ADVISORY BOARD

The Board of Directors has established an Advisory Board whose members are, in the judgment of the Directors, highly knowledgeable about political and economic matters. In addition to holding meetings with the Board of Directors, members of the Advisory Board, while not participating in specific investment decisions, consult from time to time with the Investment Adviser, primarily with respect to trade and business conditions. Members of the Advisory Board, however, possess no authority or responsibility with respect to the fund's investments or management. The members of the Advisory Board and their current or former principal occupations are as follows:


                             ADVISORY BOARD MEMBERS
                     Advisory Board Member Compensation

NAME, ADDRESS      POSITION        PRINCIPAL               AGGREGATE              TOTAL                 TOTAL
AND AGE            WITH            OCCUPATION(S)           COMPENSATION           COMPENSATION          NUMBER
                   REGISTRANT      DURING PAST 5           (INCLUDING             (INCLUDING            OF FUND
                                   YEARS (POSITIONS        VOLUNTARILY            VOLUNTARILY           BOARDS ON
                                   WITHIN THE              DEFERRED               DEFERRED              WHICH
                                   ORGANIZATIONS           COMPENSATION/1/)       COMPENSATION/1/)      ADVISORY
                                   LISTED MAY              FROM THE FUND          FROM ALL FUNDS        BOARD
                                   HAVE CHANGED            DURING FISCAL          MANAGED               MEMBER
                                   DURING THIS             YEAR ENDED             BY CAPITAL            SERVES/3/
                                   PERIOD)                 12/31/96               RESEARCH AND
                                                                                  MANAGEMENT
                                                                                  COMPANY/2/

John F.            Advisory        Supervisory             $22,450                $22,450               1
Bookout            Board           Director, Royal
601 Jefferson      Member and      Dutch Petroleum
Street             former          Company; former
Houston, TX        Director        President and
77002                              Chief Executive
Age:  74                           Officer, Shell Oil
                                   Company

Thomas M.          Advisory        Partner, Faegre &       $7,500                 $7,500                1
Crosby, Jr.        Board           Benson (law firm)
2200 Norwest       Member
Center
90 South
Seventh Street
Minneapolis,
MN  55402
Age:  58

Malcolm Fraser     Advisory        Former Prime            $6,500                 $6,500                1
ANZ Tower          Board           Minister of
55 Collins         Member          Australia
Street
Melbourne,
Victoria 3000
Australia
Age:  66

Allan E.           Advisory        Former Canadian         $7,500                 $7,500                1
Gotlieb            Board           Ambassador to the
P.O. Box 85        Member          United States
Toronto,
Ontario M5L
1B9
Canada
Age:  69

William H.         Advisory        President,              $6,500/3/              $72,350               5
Kling              Board           Minnesota Public
45 East            Member          Radio; President,
Seventh Street                     Greenspring Co.;
St. Paul, MN                       former President,
55101                              American Public
Age:  54                           Radio (now Public
                                   Radio
                                   International)

Robert J.          Advisory        Chichele Professor      $7,500                 $35,200               3
O'Neill            Board           of the History of
St. Mary's         Member          War and Fellow of
Close                              All Souls College
27 Church
Green
Witney, OXON
OX8  6AZ
United Kingdom
Age:  60

Norman R.          Advisory        Managing Director,      $7,500                 $36,150               3
Weldon             Board           Partisan
15600 N.W.         Member          Management Group;
67th Avenue                        Chairman of the
Miami Lakes,                       Board, Novoste
FL  33014                          Corporation
Age:  62




/1/ Amounts may be deferred by eligible advisory board members under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Advisory Board member.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund Inc. American Variable Insurance Series and the Anchor Pathway Fund are two other funds managed by Capital Research and Management Company that serve as underlying investment vehicles for certain variable insurance contracts.

/3/ Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for participating Advisory Board members is as follows: William H. Kling ($28,195). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Advisory Board member.

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types. These investors include privately owned business and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the Agreement) between the fund and the Investment Adviser will continue until April 30, 1998, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities, and (ii) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform executive, administrative, clerical and bookkeeping functions of the company; provides suitable office space and utilities; necessary small office equipment and general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund will pay all expenses not expressly assumed by the Investment Adviser, including, but not limited to, custodian, transfer and dividend disbursing agency fees and expenses; costs of the designing, printing and mailing of reports, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares (including registration and qualification expenses); expenses pursuant to the fund's Plan of Distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to Directors and members of the Advisory Board who are not affiliated with the Investment Adviser; association dues; and costs of stationery and forms prepared exclusively for the fund.

As compensation for its services, the Investment Adviser receives a monthly fee which is accrued daily, calculated at the annual rate of 0.39% on the first $1.0 billion of net assets, plus 0.336% on net assets over $1.0 billion to $2.0 billion, plus 0.30% on net assets over $2.0 billion to $3.0 billion, plus 0.276% on net assets over $3.0 billion to $5.0 billion, plus 0.258% on net assets over $5.0 billion to $8.0 billion, plus 0.246% on net assets over $8.0 billion to $13.0 billion, plus 0.24% on net assets over $13.0 billion to $21.0 billion, plus 0.235% on net assets over $21.0 billion to $34.0 billion, plus 0.231% on net assets in excess of $34.0 billion. The Agreement provides that the Investment Adviser shall pay the fund an amount by which normal operating expenses, with the exception of interest, taxes, brokerage costs, distribution expenses pursuant to the Plan of Distribution, and extraordinary expenses, if any, as may be incurred in connection with any merger, reorganization, or recapitalization, exceed the lesser of (i) 1-1/2% of the average value of the fund's net assets for the fiscal year up to $30 million, plus 1% of the average value of the fund's net assets for the fiscal year in excess of $30 million, or
(ii) 25% of the gross investment income of the fund. Only one state (California) continues to impose expense limitations on funds registered for sale therein. The California provision currently limits annual expenses to the sum of 2-1/2% of the first $30 million of average net assets, 2% of the next $70 million and 1-1/2% of the remaining average net assets. Rule 12b-1 distribution plan expenses would be excluded from this limit. Other expenses which are not subject to this limitation are interest, taxes, and extraordinary items such as litigation. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

During the years ended December 31, 1996, 1995, and 1994, Investment Adviser's total fees amounted to $72,350,000, $58,981,000 and $50,698,000, respectively.

PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the Principal Underwriter) is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the year ended December 31, 1996 amounted to $16,461,000 after allowance of $88,318,000 to dealers. During the years ended December 31, 1995 and 1994 the Principal Underwriter retained $14,773,000 and $13,495,000, respectively.

As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors, and separately by a majority of the Directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are interested persons of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the investment adviser and related companies. Potential benefits of the Plan to the fund are improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not interested persons of the fund is committed to the discretion of the Directors who are not interested persons during the existence of the Plan. The Plan is reviewed quarterly and must be approved annually by the Board of Directors.

Under the Plan the fund may expend up to 0.25% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees). Only expenses incurred during the preceding 12 months and accrued while the Plan is in effect may be paid by the fund. During the year ended December 31, 1996, the fund paid or accrued $59,604,000 under the Plan as compensation to dealers.

The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its investment company taxable income it will be taxed only on that portion, if any, of the investment company taxable income which it retains.

To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months; and (c) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. Government securities and other securities which, must be limited, in respect of any one issuer to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and net capital gain income and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends, to the extent practicable, to meet these distribution requirements to minimize or avoid the excise tax liability.

Distributions of investment company taxable income, including short-term capital gains, generally are taxable to the shareholders as ordinary income, regardless of whether such distributions are paid in cash or invested in additional shares of the fund. The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. A capital gain distribution, whether paid in cash or re-invested in shares, is taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the fund before the shareholder acquired such shares and was reflected in the price paid for the shares. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would be a taxable dividend to the shareholder, even though the distribution is economically a return of capital.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are therefore taxable as of December 31, provided that the fund pays the dividend after December 31 but during January of the following year.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a foreign shareholder) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains not effectively connected with a U.S. trade or business are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gain is 28%; and the maximum corporate tax applicable to ordinary income and net capital gain is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a shareholder with respect to either distributions from the company or disposition of company shares will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish and contribute to an IRA each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and distributions may also be subject to state or local taxes. Shareholders should consult their own tax advisers for additional details as to their particular tax status.


                             PURCHASE OF SHARES

METHOD                  INITIAL INVESTMENT          ADDITIONAL INVESTMENTS

                        See "Investment             $50 minimum (except where a lower
                        Minimums and Fund           minimum is noted under "Investment
                        Numbers" for initial        Minimums and Fund Numbers").
                        investment minimums.

By contacting           Visit any investment        Mail directly to your investment dealer's
your investment         dealer who is               address printed on your account statement.
dealer                  registered in the state
                        where the purchase is
                        made and who has a
                        sales agreement with
                        American Funds
                        Distributors.

By mail                 Make your check payable     Fill out the account additions form at the
                        to the fund and mail to     bottom of a recent account statement, make your
                        the address indicated       check payable to the fund, write your account
                        on the account              number on your check, and mail the check and
                        application.  Please        form in the envelope provided with your account
                        indicate an investment      statement.
                        dealer on the account
                        application.

By telephone            Please contact your         Complete the "Investments by Phone"
                        investment dealer to        section on the account application or
                        open account, then          American FundsLink Authorization Form.
                        follow the procedures       Once you establish the privilege, you, your
                        for additional              financial advisor or any person with your
                        investments.                account information can call American
                                                    FundsLine(r) and make investments by telephone
                                                    (subject to conditions noted in "Shareholder
                                                    Account Services and Privileges - Telephone
                                                    Redemptions and Exchanges" below).

By wire                 Call 800/421-0180 to        Your bank should wire your additional
                        obtain your account         investments in the same manner as
                        number(s), if               described under "Initial Investment."
                        necessary.  Please
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:
                        Wells Fargo Bank
                        155 Fifth Street
                        Sixth Floor
                        San Francisco, CA 94106
                        (ABA #121000248)
                        For credit to the
                        account of:
                        American Funds Service
                        Company
                        a/c #4600-076178
                        (fund name)
                        (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.






INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(r) (see description below):


FUND                                                MINIMUM          FUND
                                                    INITIAL          NUMBER
                                                    INVESTMENT

STOCK AND STOCK/BOND FUNDS
AMCAP Fund(r)                                       $1,000           02
American Balanced Fund(r)                           500              11
American Mutual Fund(r)                             250              03
Capital Income Builder(r)                           1,000            12
Capital World Growth and Income Fund(sm)            1,000            33
EuroPacific Growth Fund(r)                          250              16
Fundamental Investors(sm)                           250              10
The Growth Fund of America(r)                       1,000            05
The Income Fund of America(r)                       1,000            06
The Investment Company of America(r)                250              04
The New Economy Fund(r)                             1,000            14
New Perspective Fund(r)                             250              07
SMALLCAP World Fund(r)                              1,000            35
Washington Mutual Investors Fund(sm)                250              01
BOND FUNDS
American High-Income Municipal Bond                 1,000            40
Fund(r)
American High-Income Trust(sm)                      1,000            21
The Bond Fund of America(sm)                        1,000            08
Capital World Bond Fund(r)                          1,000            31
Intermediate Bond Fund of America(sm)               1,000            23
Limited Term Tax-Exempt Bond Fund of                1,000            43
America(sm)
The Tax-Exempt Bond Fund of America(r)              1,000            19
The Tax-Exempt Fund of California(r)*               1,000            20
The Tax-Exempt Fund of Maryland(r)*                 1,000            24
The Tax-Exempt Fund of Virginia(r)*                 1,000            25
U.S. Government Securities Fund(sm)                 1,000            22
MONEY MARKET FUNDS
The Cash Management Trust of America(r)             2,500            09
The Tax-Exempt Money Fund of America(sm)            2,500            39
The U.S. Treasury Money Fund of                     2,500            49
America(sm)
___________
*Available only in certain states.



For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

DEALER COMMISSIONS - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)


AMOUNT OF PURCHASE                              SALES CHARGE AS                 DEALER
AT THE OFFERING PRICE                           PERCENTAGE OF THE:              CONCESSION
                                                                                AS PERCENTAGE
                                                                                OF THE
                                                                                OFFERING
                                                                                PRICE

                                                NET AMOUNT      OFFERING
                                                INVESTED        PRICE
STOCK AND STOCK/BOND FUNDS
Less than $50,000                               6.10%           5.75%
                                                                                5.00%
$50,000 but less than $100,000                  4.71            4.50
                                                                                3.75
BOND FUNDS
Less than $25,000                               4.99            4.75
                                                                                4.00
$25,000 but less than $50,000                   4.71            4.50
                                                                                3.75
$50,000 but less than $100,000                  4.17            4.00
                                                                                3.25
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000                 3.63            3.50
                                                                                2.75
$250,000 but less than $500,000                 2.56            2.50
                                                                                2.00
$500,000 but less than $1,000,000               2.04            2.00
                                                                                1.60
$1,000,000 or more                              none            none            (see below)



Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1997, provide additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

Any employer-sponsored 403(b) plan or defined contribution plan qualified under
Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

NET ASSET VALUE PURCHASES - The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;
(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $100 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the prospectus apply to purchases of $50,000 or more made within a 13-month period subject to a statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above, or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York Time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

1. Stocks, and convertible bonds and debentures, traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the- counter market are stated at the last reported sales price on the day of valuation; other securities and securities for which no sale was reported on that date, are stated at the last quoted bid price.

     Non-convertible bonds and debentures, and other long-term debt securities normally are valued at prices obtained from a bond pricing service provided by a major dealer in bonds when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at the mean of such prices for securities of comparable maturity, quality and type.

     U.S. Treasury bills, and other short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit issued by banks, corporate short-term notes and other short-term investments with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the fund if acquired within 60 days of maturity or, if already held by the fund on the 60th day, based on the value determined on the 61st day. Other securities are valued on the basis of last sale or bid prices in what is, in the opinion of the Investment Advisor, the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at the total assets;

2. There are deducted from the total assets, thus determined, the liabilities, including accruals of taxes and other expense items; and

3. The net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share.

 Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares directly or indirectly, or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially directly, indirectly, or through an investment trust more than 3% of the outstanding shares of the fund without the consent of a majority of the fund's Directors.


                              REDEEMING SHARES

By writing to American Funds            Send a letter of instruction specifying the name of
Service Company (at the                 the fund, the number of shares or dollar amount to be
appropriate address indicated           sold, your name and account number.  You should also
under "Fund Organization and            enclose any share certificates you wish to redeem.
Management - Principal                  For redemptions over $50,000 and for certain
Underwriter and Transfer Agent"         redemptions of $50,000 or less (see below), your
in the prospectus)                      signature must be guaranteed by a bank, savings
                                        association, credit union, or member firm of a
                                        domestic stock exchange or the National Association
                                        of Securities Dealers, Inc. that is an eligible
                                        guarantor institution.  You should verify with the
                                        institution that it is an eligible guarantor prior to
                                        signing.  Additional documentation may be required
                                        for redemption of shares held in corporate,
                                        partnership or fiduciary accounts.  Notarization by a
                                        Notary Public is not an acceptable signature
                                        guarantee.

By contacting your investment           If you redeem shares through your investment dealer,
dealer                                  you may be charged for this service.  SHARES HELD FOR
                                        YOU IN YOUR INVESTMENT DEALER'S STREET NAME MUST BE
                                        REDEEMED THROUGH THE DEALER.

You may have a redemption               You may use this option, provided the account is
check sent to you by using              registered in the name of an individual(s), a
American FundsLine(r) or by             UGMA/UTMA custodian, or a non-retirement plan trust.
telephoning, faxing, or                 These redemptions may not exceed $10,000 per day, per
telegraphing American Funds             fund account and the check must be made payable to
Service Company (subject to the         the shareholder(s) of record and be sent to the
conditions noted in this section        address of record provided the address has been used
and in "Telephone Purchases,            with the account for at least 10 days.  See "Fund
Sales and Exchanges" in the             Organization and Management - Principal Underwriter
prospectus)                             and Transfer Agent" in the prospectus and "Exchange
                                        Privilege" below for the appropriate telephone or fax
                                        number.

In the case of the money                Upon request (use the account application for the
market funds, you may have              money market funds) you may establish telephone
redemptions wired to your               redemption privileges (which will enable you to have
bank by telephoning American            a redemption sent to your bank account) and/or check
Funds Service Company ($1,000 or        writing privileges.  If you request check writing
more) or by writing a check             privileges, you will be provided with checks that you
($250 or more)                          may use to draw against your account.  These checks
                                        may be made payable to anyone you designate and must
                                        be signed by the authorized number of registered
                                        shareholders exactly as indicated on your checking
                                        account signature card.




A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

REDEMPTIONS - The fund's Certificate of Incorporation permits the fund to direct the Transfer Agent to redeem the Common shares owned by any holder of capital stock of the fund if the value of such shares in the account of such holder is less than the required minimum initial investment amount applicable to that account as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt. Prior notice of at least 60 days will be given to a shareholder before the involuntary redemption provision is made effective with respect to the shareholder's account. The shareholder will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the paying fund) into any other fund in The American Funds Group (the "receiving fund") subject to the following conditions: (i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestment of dividends and capital gain distributions will be at net asset value (without sales charge).

EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(r) (see "American FundsLine(r)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES - You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the company of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE(R) - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(r). To use this service, call 800/325-3590 from a TouchTonet telephone. Redemptions and exchanges through American FundsLine(r) are subject to the conditions noted above and in "Telephone Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine(r)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through its correspondent clearing agent) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations. Subject to the above policy, when two or more borkers are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by the Investment Adviser.

There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.

As of the end of the fund's most recent fiscal year, amounts held in certain equity securities of J.P. Morgan Company, Inc. in the amount of $234,300,000.

Brokerage commissions paid on portfolio transactions, excluding dealer concessions on underwritings, for the years ended December 31, 1996, 1995, and 1994 amounted to $11,978,000, $11,505,000 and $8,244,000, respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian, pursuant to sub-custodial arrangements, in non-U.S. banks or non-U.S. branches of U.S. banks.

TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $21,426,000 for the fiscal year ended December 31, 1996.

INDEPENDENT ACCOUNTANTS - Price Waterhouse LLP, 400 South Hope Street, Los Angeles, CA 90071, has served as the fund's independent accountant since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information have been so included in reliance on the report of the independent accountants given on the authority of said firm as experts in auditing and accounting. The selection of the fund's independent accountant is reviewed and determined annually by the Board of Directors.

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on December 31. Shareholders are provided at least semi-annually with reports showing the investment portfolio and financial statements audited annually by the fund's independent accountants, Price Waterhouse LLP.

PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions. You may obtain a summary of the personal investing policy by contacting the Secretary of the fund.

REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the Directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

THE WARRANTS OF THE FUND - On December 31, 1996, there were outstanding 38,208 option warrants, unlimited in time, to purchase shares of the fund. As originally issued in 1933 in exchange for shares of a predecessor trust, each warrant permitted the purchase of one share of the fund at $115 per share. By reason of adjustments for stock dividends and stock splits, each outstanding warrant now represents an option to purchase approximately 21.940 shares at approximately $5.242 per share, and, if all warrants were exercised, approximately 838,283 shares would be issued. Whenever the offering price of the fund's shares exceeds the price at which shares may be purchased by the exercise of warrants, the holders of such warrants may, by exercising their options, purchase shares at a price lower than the offering price of shares.
No warrants are currently owned by officers or directors of the fund.

The financial statements, including the investment portfolio and the report of Independent Auditors, contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:



DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE -- DECEMBER 31, 1996



Net asset value and redemption price per share . . . . . . . . . . . . . . .    $24.23
(Net assets divided by shares outstanding)

Maximum offering price per share . . . . . . . . . . . . . . . . . . . . . .    $25.71
(100/94.25 of net asset value per share, which
takes into account the fund's current maximum
sales charge)



                               INVESTMENT RESULTS

The fund's yield is 1.90% based on a 30-day (or one month) period ended December 31, 1996, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[( a-b/cd + 1)/6/ -1]

Where: a = dividends and interest earned during the period.

  b = expenses accrued for the period (net of reimbursements).

  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

  d = the maximum offering price per share on the last day of the period.

The fund's total return over the past year and average annual total returns for the five- and ten-year periods ending on December 31, 1996 were 12.48%, 11.93% and 13.23%, respectively. The average annual total return (T) is computed by equating the value at the end of the period (ERV) with a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the periods. Total return may be calculated for the one-, five-, ten-year and for other periods. The average annual total return over periods greater than one year may also be computed by utilizing ending values as determined above.

The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the company will provide lifetime average total return figures.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard & Poor's 500 Stock Composite Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

The fund may also refer to results compiled by organizations such as CDA Investment Technologies, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., Wiesenberger Investment Companies Services and the U.S. Department of Commerce. Additionally, the company may, from time to time, refer to results published in various newspapers or periodicals, including BARRON'S, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY, U.S. NEWS AND WORLD REPORT and THE WALL STREET JOURNAL.

The fund may from time to time compare its investment results with the following:

 (1) Average of Savings Institution deposits, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings deposits offer a guaranteed rate of return on principal, but no opportunity for capital growth. The period shown may include periods during which the maximum rates paid on some savings deposits were fixed by law.

 (2) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

The fund may also from time to time illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

EXPERIENCE OF THE INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1967 (127 in all), those funds have had better total returns than the Standard & Poor's 500 Composite Stock Index in 91 of the 127 periods.

Note that past results are not an indication of future investment results. Also, the company has different investment policies than some of the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

The investment results set forth below were calculated as described in the fund's prospectus. The fund's results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any investment results reported by the fund should not be considered representative of what an investment in the fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices. The fund's results also should be considered relative to the risks associated with the fund's investment objectives and policies.


 The investment results set forth below were calculated as described in the fund's prospectus.


                      ICA VS. VARIOUS UNMANAGED INDICES

10-Year           ICA           DJIA/1/        S&P 500/2/           Average
Periods                                                             Savings
1/1 -12/31                                                          Account/3/



1987 - 1996       +246%         +366%          +314%                +   67%

1986 - 1995       +253          +360           +299                 +   71

1985 - 1994       + 261         + 349          + 282                +   77

1984 - 1993       + 284         + 333          + 301                +   88

1983 - 1992       + 314         + 367          + 346                +   99

1982 - 1991       + 417         + 452          + 404                + 112

1981 - 1990       + 312         + 328          + 267                + 122

1980 - 1989       + 396         + 426          + 402                + 126

1979 - 1988       + 357         + 340          + 352                + 125

1978 - 1987       + 362         + 289          + 313                + 125

1977 - 1986       + 327         + 221          + 264                + 125

1976 - 1985       + 355         + 211          + 281                + 123

1975 - 1984       + 362         + 237          + 297                + 119

1974 - 1983       + 255         + 154          + 175                + 113

1973 - 1982       + 146         +   75         +   91               + 106

1972 - 1981       + 113         +   63         +   87               +   95

1971 - 1980       + 147         +   86         + 125                +   85

1970 - 1979       + 109         +   66         +   77               +   79

1969 - 1978       +   57        +   32         +   36               +   75

1968 - 1977       +   60        +   39         +   42               +   72

1967 - 1976       + 111         +   90         +   90               +   69

1966 - 1975       +   65        +   30         +   38               +   67

1965 - 1974       +  55         +     3        +   13               +   63

1964 - 1973       + 119         +   60         +   79               +   60

1963 - 1972       + 223         + 123          + 158                +   57

1962 - 1971       + 142         +   74         +   98               +   55

1961 - 1970       + 155         +   94         + 119                +   52

1960 - 1969       + 160         +   67         + 112                +   50




/1/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard & Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed return of principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.


             THE BENEFITS OF SYSTEMATIC INVESTING IN ICA..........


An initial investment of $1,000 in ICA on January 1 would have grown to these amounts over the past 10, 20, 30, and 40 years:

10 years              20 years             30 years              40 years
(1/1/87 - 12/31/96)   (1/1/77 - 12/31/96)  (1/1/67 - 12/31/96)   (1/1/57 -12/31/96)
$ 3,464               $ 15,696             $ 35,224              $ 104,862






$1,000 invested in ICA followed by annual $500 investments (all investments made on
January 1) would have grown to these amounts over the past 10, 20, 30, 40 years:


10 years               20 years               30 years               40 years
(1/1/87 - 12/31/96)    (1/1/77 - 12/31/96)    (1/1/67 - 12/31/96)    (1/1/57 - 12/31/96)
$ 12,518               $ 68,669               $ 202,951              $588,610






$2,000 invested in ICA on January 1 of each year would have grown to these amounts over the past 5, 10, 20 and 30 years:

5  years                10 years                20 years                30 years
(1/1/92 - 12/31/96)     (1/1/87 - 12/31/96)     (1/1/77 - 12/31/96)     (1/1/67 - 12/31/96)
$ 14,931                $ 43,145                $ 243,989               $ 743,385





 SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM...

If you had invested                Periods              ... and taken all
$10,000 in ICA                    1/1-12/31             distributions in shares,
this many years ago...                                  your investment would
 Number                                                 have been worth this
 of Years                                               much at December 31, 1996
                                                         Value


1                                    1996               $  11,248
2                               1995 - 1996              14,692
3                               1994 - 1996              14,718
4                               1993 - 1996              16,428
5                               1992 - 1996              17,571
6                               1991 - 1996              22,233
7                               1990 - 1996              22,390
8                               1989 - 1996              28,973
9                               1988 - 1996              32,837
10                              1987 - 1996              34,635
11                              1986 - 1996              42,162
12                              1985 - 1996              56,229
13                              1984 - 1996              59,959
14                              1983 - 1996              72,079
15                              1982 - 1996              96,377
16                              1981 - 1996              97,242
17                              1980 - 1996              117,886
18                              1979 - 1996              140,542
19                              1978 - 1996              161,104
20                              1977 - 1996              156,967
21                              1976 - 1996              203,418
22                              1975 - 1996              275,611
23                              1974 - 1996              226,070
24                              1973 - 1996              188,079
25                              1972 - 1996              217,887
26                              1971 - 1996              255,017
27                              1970 - 1996              261,539
28                              1969 - 1996              233,672
29                              1968 - 1996              273,301
30                              1967 - 1996              352,256





Results of a $10,000 investment in ICA/a/ with capital gain distributions taken in shares
(For the lifetime of the company January 1, 1934 through December 31, 1996)

                 TOTAL VALUE ASSUMING                        CAPITAL VALUE ASSUMING
                  DIVIDENDS REINVESTED                               DIVIDENDS IN CASH

Year             Dividends          Value of             Dividends                  Value of
Ended            Reinvested         Investment           Taken in                   Investment
12/31            During Year        at Year-End          Cash                       at Year-End



1934             ---                $11,822              ---                        $11,822
1935             ---                21,643               ---                        21,643
1936             $398               31,560               $398                       31,042
1937             1,006              19,424               976                        18,339
1938             181                24,776               170                        23,174
1939             536                24,986               498                        22,860
1940             891                24,384               806                        21,460
1941             1,262              22,590               1,089                      18,816
1942             1,186              26,376               969                        20,893
1943             1,101              35,019               861                        26,861
1944             1,242              43,193               942                        32,130
1945             1,191              59,091               878                        42,948
1946             1,775              57,692               1,277                      40,686
1947             2,409              58,217               1,672                      39,332
1948             2,685              58,430               1,785                      37,714
1949             2,661              63,941               1,689                      39,436
1950             3,152              76,618               1,911                      45,185
1951             3,391              90,274               1,970                      51,159
1952             3,535              101,293              1,974                      55,305
1953             3,927              101,747              2,113                      53,362
1954             4,104              158,859              2,127                      80,780
1955             5,124              199,215              2,579                      98,530
1956             5,608              220,648              2,748                      106,303
1957             6,228              194,432              2,969                      90,911
1958             6,546              281,479              3,028                      128,040
1959             7,013              321,419              3,161                      142,882
1960             8,139              335,998              3,582                      145,597
1961             8,383              413,552              3,603                      175,370
1962             9,122              358,800              3,831                      148,178
1963             9,620              440,900              3,936                      177,833
1964             10,708             512,591              4,285                      202,346
1965             12,112              650,689             4,742                      251,553
1966             15,516             657,093              5,946                      248,034
1967             18,359             846,941              6,869                      312,473
1968             22,628             990,640              8,270                      356,572
1969             25,318             884,824              9,024                      309,611
1970             27,305             908,018              9,438                      307,421
1971             28,565             1,062,651            9,569                      349,727
1972             29,917             1,231,087            9,750                      394,701
1973             33,353             1,024,067            10,569                     317,911

                 Results of a $10,000 investment in ICA (cont.)

          TOTAL VALUE ASSUMING                           CAPITAL VALUE ASSUMING
           DIVIDENDS REINVESTED                                  DIVIDENDS IN CASH

Year      Dividends             Value of                Dividends            Value of
Ended     Reinvested            Investment              Taken in             Investment
12/31     During Year           at Year-End             Cash                 at Year-End



1974      52,187                840,310                 15,908               245,526
1975      49,800                1,137,660               14,318               317,655
1976      46,441                1,474,369               12,804               398,099
1977      49,838                1,436,402               13,279               374,307
1978      55,969                1,647,483               14,386               414,421
1979      69,960                1,963,310               17,347               475,669
1980       91,302               2,380,187               21,746               552,242
1981      115,901               2,401,091               26,420               530,864
1982      146,105               3,211,997               31,589               670,590
1983      147,156               3,859,712               30,264               774,518
1984      160,449               4,117,187               31,680               791,971
1985      174,890               5,491,890               33,152               1,017,904
1986      203,830               6,685,657               37,328               1,200,518
1987      267,489               7,049,178               47,452               1,220,928
1988      318,747               7,989,285                54,382              1,327,375
1989      370,835               10,338,589              60,741               1,652,751
1990      406,318               10,409,027              64,056               1,598,821
1991      320,422               13,171,892              48,721               1,969,876
1992      357,779               14,092,236              52,965               2,052,162
1993      374,395               15,729,365              54,005               2,234,153
1994      407,211               15,753,834              57,286               2,180,610
1995      450,124               20,578,696              61,704               2,779,658
1996      480,065               24,560,540/b/           64,313               3,247,852/c/



/a/ Results reflect payment of a sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. There is no sales charge on dividends reinvested or capital gain distributions taken in shares. Results do not take into account income and capital gain taxes.

/b/ The total "cost" of this investment ($10,000 plus $5,443,410 in reinvested dividends) was $5,453,410. Total value includes reinvested dividends and capital gain distributions totaling $7,538,420 taken in shares in the years 1936-1996.

/c/ Capital Value includes capital gain distributions taken in shares (total $1,362,646) but does not include the amount of dividends received in cash ($997,850).

INVESTMENT PORTFOLIO - December  31, 1996

------------------------------------------       ----------
                                                 Percent of
Largest Investment Categories                    Net Assets
------------------------------------------       ----------
Services                                              18.01%
Finance                                               17.77
Consumer Goods                                        17.27

------------------------------------------       ----------
                                                 Percent of
Largest Individual Holdings                      Net Assets
------------------------------------------       ----------
Philip Morris                                          3.79%
Federal National Mortgage Assn.                        2.88
Royal Dutch Petroleum                                  2.08
DuPont                                                 1.68
Caterpillar                                            1.57
AT&T                                                   1.42
Wal-Mart Stores                                        1.36
Intel                                                  1.31
Pfizer                                                 1.29
BankAmerica                                            1.24

------------------------------------------       ----------
                                                 Percent of
Largest Industry Holdings                        Net Assets
------------------------------------------       ----------
Banking                                               10.04%
Energy Sources                                         7.72
Health & Personal Care                                 6.66
Beverages & Tobacco                                    6.06
Telecommunications                                     5.53
------------------------------------------       ----------


------------------------------------------
Companies Whose Equity-Type Securities Were
Added to or Eliminated from the Portfolio
------------------------------------------

Companies appearing in the portfolio
 since June 30, 1996
------------------------------------------
Air Products and Chemicals
Bank of New York
Broken Hill Proprietary
Digital Equipment
Exxon
First Data
Halliburton
McDonnell Douglas
Microsoft
Norwest
Toronto-Dominion Bank
Union Electric

Companies eliminated from the portfolio
 since June 30, 1996
------------------------------------------
Amgen
Bethlehem Steel
Dow Jones
Deutsche Bank
Great Lakes Chemical
Hanson
Hilton Hotels
Motorola
Pacific Gas and Electric
Tandy

THE INVESTMENT COMPANY OF AMERICA
INVESTMENT PORTFOLIO, December 31, 1996
------------------------------------------


Equity-Type Securities                                                          Market    Percent
------------------------------------------                   Number of           Value     of Net
Energy                                                          Shares      (millions)     Assets
------------------------------------------                   ---------       ---------     ------
Energy Sources-7.72%
Amoco Corp.                                                  3,050,000     $   245.525        .79
Atlantic Richfield Co.                                         925,000         122.563        .40
British Petroleum Co. PLC (American Depositary
 Receipts)                                                     508,871          71.942        .23
Broken Hill Proprietary Co. Ltd.                             1,568,107          22.320        .07
Chevron Corp.                                                1,950,000         126.750        .41
Exxon Corp.                                                    500,000          49.000        .16
Murphy Oil Corp.                                             2,075,000         101.156        .33
Phillips Petroleum Co.                                       3,350,000         148.238        .48
Royal Dutch Petroleum Co.
 (New York Registered Shares)                                3,755,000         641.166       2.08
Societe Nationale Elf Aquitaine (American
 Depositary Receipts)                                        3,000,000         135.750        .44
Texaco Inc.                                                  1,200,000         117.750        .38
TOTAL, Class B                                               1,359,340         110.656        .00
TOTAL, Class B (American Depositary Receipts)                1,851,501          74.523        .60
Union Pacific Resources Group, Inc.                          1,973,988          57.739        .19
Unocal Corp.                                                 4,800,000         195.000        .62
USX-Marathon Group                                           7,000,000         167.125        .54

Utilities: Electric & Gas-0.81%
American Electric Power Co., Inc.                            1,000,000          41.125        .13
El Paso Natural Gas Co.                                        346,425          17.494        .06
Entergy Corp.                                                  500,000          13.875        .04
GPU, Inc. (formerly General Public Utilities Corp.)          1,475,000          49.597        .16
Houston Industries Inc.                                      1,500,000          33.938        .11
Long Island Lighting Co.                                     3,275,000          72.459        .23
Union Electric Co.                                             550,000          21.175        .08
                                                                             ---------  ---------
                                                                             2,636.866       8.53
                                                                             ---------  ---------
------------------------------------------
Materials                                                                                     .00
------------------------------------------
Chemicals-2.58%                                                                               .00
Air Products and Chemicals, Inc.                             1,935,000         133.757        .43
E.I. du Pont de Nemours and Co.                              5,500,000         519.063       1.68
Eastman Chemical Co.                                           550,000          30.388        .10
Hoechst AG                                                     700,000          33.088        .11
Imperial Chemical Industries PLC
 (American Depositary Receipts)                                100,000           5.200        .02
Monsanto Co.                                                 1,950,000          75.806        .24

Forest Products & Paper-2.24%
Georgia-Pacific Corp.                                        4,018,900         289.361        .94
International Paper Co.                                      1,500,000          60.563        .20
Louisiana-Pacific Corp.                                      2,650,000          55.981        .18
Union Camp Corp.                                               705,000          33.664        .11
Weyerhaeuser Co.                                                5300000        251.087        .81

Metals: Nonferrous-1.61%
Alcan Aluminium Ltd.                                         1,000,000          33.625        .11
Aluminum Co. of America                                      4,100,000         261.375        .85
Freeport-McMoRan Copper & Gold Inc., Class B                 1,200,000          35.850        .12
Inco Ltd.                                                    1,700,000          54.188        .18
Phelps Dodge Corp.                                             900,000          60.750        .19
WMC Ltd.                                                     8,427,228          53.081        .16

Metals: Steel-0.29%
USX-U.S. Steel Group                                         2,900,000          90.987        .29

                                                                             ---------     ------
                                                                             2,077.814       6.72
                                                                             ---------     ------
------------------------------------------
Capital Equipment
------------------------------------------
Aerospace & Military Technology-1.90%
Boeing Co.                                                     660,000          70.208        .23
General Motors Corp., Class H                                3,682,800         207.157        .67
Litton Industries, Inc./1/                                     650,000          30.956        .10
McDonnell Douglas Corp.                                        700,000          44.800        .15
Northrop Grumman Corp.                                         470,000          38.893        .13
Raytheon Co.                                                 1,700,000          81.812        .26
Sundstrand Corp.                                             1,250,000          53.125        .17
United Technologies Corp.                                      920,000          60.720        .19

Data Processing & Reproduction-2.92%
Cisco Systems, Inc./1/                                       1,200,000          76.350        .25
Digital Equipment Corp./1/                                   2,050,000          74.569        .24
Hewlett-Packard Co.                                          3,000,000         150.750        .49
International Business Machines Corp.                        1,135,000         171.385        .56
Microsoft Corp./1/                                             400,000          33.050        .11
Oracle Corp./1/                                              5,000,000         208.750        .68
Tandem Computers Inc./1/                                     1,225,000          16.844        .05
Xerox Corp.                                                  3,210,000         168.926        .54

Electrical & Electronic-1.03%
Alcatel Alsthom                                                508,173          40.858        .13
General Electric Co.                                           800,000          79.100        .26
Lucent Technologies Inc.                                     3,450,000         159.562        .52
Northern Telecom Ltd.                                          600,000          37.125        .12

Electronic Components-2.07%
Intel Corp.                                                  3,100,000         405.906       1.31
Texas Instruments Inc.                                       3,670,000         233.963        .76

Energy Equipment-2.07%
Baker Hughes Inc.                                            2,638,000          91.011        .29
Halliburton Co.                                              1,400,000          84.350        .27
Schlumberger Ltd.                                            3,450,000         344.569       1.12
Western Atlas Inc./1/                                        1,700,000         120.487        .39

Industrial Components-0.69%
Dana Corp.                                                   1,721,500          56.164        .18
Goodyear Tire & Rubber Co.                                     900,000          46.237        .15
Rockwell International Corp./1/                              1,815,000         110.488        .36

Machinery & Engineering-3.99%
Caterpillar Inc.                                             6,445,500         485.024       1.57
Cummins Engine Co., Inc./2/                                  1,041,800          47.923
Cummins Engine Co., Inc./2/,/3/                                958,200          44.077        .30
Deere & Co.                                                  8,000,000         325.000       1.05
Ingersoll-Rand Co.                                           1,600,000          71.200        .23
Mannesmann AG                                                  420,000         182.146        .59
Newport News Shipbuilding Inc./1/                              745,000          11.175        .04
Parker Hannifin Corp.                                        1,640,000          63.550        .21

                                                                             ---------     ------
                                                                             4,528.210      14.67
                                                                             ---------     ------

------------------------------------------
Consumer Goods
------------------------------------------
Appliances & Household Durables-0.18%
Philips Electronics NV                                         116,700           4.731
Philips Electronics NV (New York Registered Shares)          1,283,300          51.332        .18


Automobiles-1.65%
Chrysler Corp.                                               2,000,000          66.000        .21
Daimler-Benz AG /1/                                            800,000          55.136        .18
Ford Motor Co., Class A                                      6,000,000         191.250        .62
General Motors Corp.                                         2,625,000         146.344        .47
Toyota Motor Corp.                                           1,760,000          50.590        .17

Beverages & Tobacco-6.06%
Anheuser-Busch Companies, Inc.                               2,063,000          82.520        .27
PepsiCo, Inc.                                                5,700,000         166.725        .54
Philip Morris Companies Inc.                                10,400,000       1,171.300       3.79
RJR Nabisco Holdings Corp.                                   5,400,000         183.600        .59
Seagram Co. Ltd.                                             6,850,000         265.438        .87

Food & Household Products-2.39%
Archer Daniels Midland Co.                                   3,870,000          85.140        .28
ConAgra, Inc.                                                1,600,000          79.600        .26
CPC International Inc.                                       1,278,900          99.115        .32
General Mills, Inc.                                          1,967,800         124.709        .40
H.J. Heinz Co.                                               1,200,000          42.900        .14
Nestle SA                                                      140,000         150.302        .49
Procter & Gamble Co.                                           550,000          59.125        .19
Unilever NV (New York Registered Shares)                       555,000          97.264        .31


Health & Personal Care-6.66%
Abbott Laboratories                                          1,500,000          76.125        .25
American Home Products Corp.                                 2,500,000         146.563        .47
Avon Products, Inc.                                            600,000          34.275        .11
Bristol-Myers Squibb Co.                                     1,000,000         108.750        .35
Gillette Co.                                                   500,000          38.875        .13
Johnson & Johnson                                            2,080,000         103.480        .34
Kimberly-Clark Corp.                                         1,250,000         119.062        .39
Eli Lilly and Co.                                            3,076,300         224.570        .73
Merck & Co., Inc.                                            4,235,000         335.624       1.09
Pharmacia & Upjohn, Inc.                                     2,247,500          89.057        .29
Pfizer Inc                                                   4,800,000         397.800       1.29
Schering-Plough Corp.                                        1,846,000         119.529        .39
SmithKline Beecham PLC
 (American Depositary Receipts)                                500,000          34.000        .11
Warner-Lambert Co.                                           3,048,300         228.622        .72

Recreation & Other Consumer Products-0.27%
Duracell International Inc.                                    500,000          34.937        .11
Eastman Kodak Co.                                              600,000          48.150        .16


Textiles & Apparel-0.06%
VF Corp.                                                       300,000          20.250        .06
                                                                             ---------     ------
                                                                             5,332.790      17.27
                                                                             ---------     ------

------------------------------------------
Services
------------------------------------------
Broadcasting & Publishing-3.88%
Gannett Co., Inc.                                              480,200          35.955        .12
New York Times Co., Class A                                  3,100,000         117.800        .38
Tele-Communications, Inc., Series A,
 Liberty Media Group/1/                                      5,505,225         157.243        .51
Tele-Communications, Inc., Series A,
 TCI Group1                                                 11,392,200         148.811        .48
Time Warner Inc.                                             9,081,000         340.538       1.10
Tribune Co.                                                    350,000          27.606        .09
U S WEST Media Group/1/                                      5,185,000          95.922        .31
Viacom Inc., Class B/1/                                      7,900,000         275.512        .89

Business & Public Services-3.41%
Browning-Ferris Industries, Inc.                             2,275,000          59.719        .19
Cognizant Corp./1/                                             900,000          29.700        .10
Columbia/HCA Healthcare Corp.                                1,500,000          61.125        .20
Dun & Bradstreet Corp.                                         900,000          21.375        .07
Electronic Data Systems Holding Corp.                        1,772,200          76.647        .25
Federal Express Corp./1/                                     2,500,000         111.250        .36
First Data Corp.                                             2,800,000         102.200        .33
Interpublic Group of Companies, Inc.                         2,846,500         135.209        .44
Pitney Bowes Inc.                                            1,070,000          58.315        .19
United HealthCare Corp.                                      3,000,000         135.000        .44
WMX Technologies, Inc.                                       8,050,000         262.631        .84

Leisure & Tourism-1.50%
Walt Disney Co.                                              5,504,600         383.258       1.24
McDonald's Corp.                                             1,700,000          76.925        .26

Merchandising-2.28%
Limited Inc.                                                 5,475,200         100.607        .32
May Department Stores Co.                                    1,100,000          51.425        .17
J.C. Penney Co., Inc.                                        1,000,000          48.750        .16
Sears, Roebuck and Co.                                         850,000          39.206        .13
Toys 'R' Us, Inc./1/                                         1,432,600          42.978        .14
Wal-Mart Stores, Inc.                                       18,302,100         418.661       1.36

Telecommunications-5.53%
AirTouch Communications/1/                                   3,650,000          92.163        .30
Ameritech Corp.                                              3,780,400         229.187        .74
AT&T Corp.                                                  10,535,000         439.836       1.42
GTE Corp.                                                      150,000           6.825        .02
MCI Communications Corp.                                     9,925,000         324.423       1.05
Pacific Telesis Group                                        2,800,000         102.900        .33
SBC Communications Inc.                                        300,000          15.525        .05
Telefonos de Mexico, SA de CV, Class L
 (American Depositary Receipts)                              3,057,400         100.894        .33
U S WEST Communications Group                                4,800,000         154.800        .50
Vodafone Group PLC (American Depositary Receipts)            5,848,000         241.961        .79


Transportation: Airlines-0.46%
AMR Corp./1/                                                 1,250,000         110.156        .36
Delta Air Lines, Inc.                                          471,050          33.386        .10

Transportation: Rail & Road-0.95%
Conrail, Inc.                                                  727,208          72.448        .23
CSX Corp.                                                    1,800,000          76.050        .25
Norfolk Southern Corp.                                         300,000          26.250        .09
Union Pacific Corp.                                          1,975,000         118.747        .38

                                                                             ---------     ------
                                                                             5,559.919      18.01
                                                                             ---------     ------
------------------------------------------
Finance
------------------------------------------
Banking-10.04%
H.F. Ahmanson & Co.                                          2,500,000          81.250        .26
Banc One Corp.                                               5,000,000         215.000        .70
Bank of New York Co., Inc.                                   2,800,000          94.500        .31
BankAmerica Corp.                                            3,850,000         384.038       1.24
Bankers Trust New York Corp.                                 1,477,400         127.426        .41
Chase Manhattan Corp.                                        3,225,000         287.831        .93
Citicorp                                                     1,400,000         144.200        .47
Comerica Inc.                                                1,800,000          94.275        .31
First Chicago NBD Corp.                                      3,626,500         194.924        .63
First Union Corp.                                            3,330,000         246.420        .80
Fleet Financial Group, Inc.                                  2,750,000         137.156        .44
Great Western Financial Corp.                                2,500,000          72.500        .23
KeyCorp                                                      1,825,000          92.163        .30
J.P. Morgan & Co. Inc.                                       2,400,000         234.300        .76
National City Corp.                                          1,500,000          67.312        .22
NationsBank Corp.                                            1,200,000         117.300        .38
Norwest Corp.                                                1,200,000          52.200        .17
PNC Bank Corp.                                               3,642,000         137.030        .44
SunTrust Banks, Inc.                                           900,000          44.325        .14
Toronto-Dominion Bank                                        1,400,000          35.966        .12
U.S. Bancorp                                                 3,000,000         134.812        .44
Wachovia Corp.                                                 900,000          50.850        .16
Wells Fargo & Co.                                              200,000          53.950        .18

Financial Services-4.67%
American Express Co.                                           380,000          21.470        .07
Federal Home Loan Mortgage Corp.                             3,155,400         347.488       1.13
Federal National Mortgage Assn.                             23,900,000         890.275       2.88
Student Loan Marketing Assn.                                 1,950,000         181.594        .59

Insurance-3.06%
Aetna Inc.                                                     700,000          56.000        .18
Allstate Corp.                                               2,313,000         133.865        .43
American General Corp.                                         910,000          37.196        .12
American International Group, Inc.                           1,822,500         197.286        .64
CIGNA Corp.                                                    200,000          27.325        .09
General Re Corp.                                             1,217,800         192.108        .62
Lincoln National Corp.                                       1,050,000          55.125        .18
SAFECO Corp.                                                 2,850,000         112.397        .36
St. Paul Companies, Inc.                                     2,240,000         131.320        .44
                                                                             ---------     ------
                                                                             5,483.177      17.77
                                                                             ---------     ------

------------------------------------------
Other
------------------------------------------
Multi-Industry-1.62%
AlliedSignal Inc.                                            1,600,000         107.200        .35
Canadian Pacific Ltd.                                        2,000,000          53.000        .17
Minnesota Mining and Manufacturing Co.                         895,000          74.173        .24
Tenneco Inc. (new)/1/                                        3,900,000         175.988        .57
Textron Inc.                                                   948,700          89.415        .29

Gold Mines -0.82%
Barrick Gold Corp.                                           3,000,000          86.250        .28
Newmont Mining Corp.                                         2,500,000         111.875        .36
Placer Dome Inc.                                             2,500,000          54.375        .18


Miscellaneous-3.20%
Equity-type securities in initial period of
 acquisition                                                                   988.418       3.20
                                                                             ---------     ------
                                                                             1,740.694       5.64
                                                                             ---------     ------

Total Equity-Type Securities (cost: $16,687.974
 million)                                                                   27,359.470      88.61
                                                                             ---------     ------



                                                             Principal
------------------------------------------                      Amount
Bonds & Notes                                               (millions)
------------------------------------------                   ---------


U.S. Treasuries-2.86%
4.75% August 1998                                             $300.000         294.891        .96
5.125% November 1998                                           300.000         296.016        .96
8.875% November 1998                                            25.000          26.305        .09
5.75% December 1998                                            250.000         249.415        .81
11.625% November 2004                                           10.000          13.203        .04
                                                                             ---------     ------
Total Bonds & Notes (cost: $880.360 million)                                   879.830       2.86
                                                                             ---------     ------
Total Investment Securities (cost: $17,568.334
 million)                                                                   28,239.300      91.47
                                                                             ---------     ------
------------------------------------------
Short-Term Securities
------------------------------------------
U.S. Treasuries and Other Federal Agencies-4.54%
Treasury Notes 5.75%-8.875% due 1/15-11/15/97                 $900.000         903.268       2.92
Treasury Bills 5.06%-5.07% due 4/24-5/15/97                    294.100         288.670        .94
Federal Home Loan Mortgage Corp. 5.23%-5.40%
 due 1/31-3/10/97                                               90.235          89.543        .29
Federal National Mortgage Assn. 5.20%-5.35%
 due 2/18-3/31/97                                              120.900         119.563        .39

Corporate Short-Term Notes-3.66%
American Express Credit Corp. 5.30%-6.75%
 due 1/2-3/11/97                                                61.350          61.128        .20
Ameritech Corp. 5.29%-5.33%
 due 1/16-2/19/97                                               91.000          90.513        .30
BellSouth Corp. 5.28%-5.32%
 due 1/21-3/11/97                                               82.800          82.234        .26
Walt Disney Co. 5.26%-5.28%
 due 1/21-3/17/97                                               80.700          80.112        .25
E.I. du Pont De Nemours and Co. 5.26%-5.28%
 due 1/7-2/13/97                                                81.700          81.463        .27
Ford Motor Credit Corp. 5.29%-5.46% due 1/6-2/11/97            117.900         117.525        .39
General Electric Capital Corp. 5.29%-6.50%
 due 1/2-1/27/97                                               113.300         113.014        .36
IBM Credit Corp. 5.28%-5.31% due 1/17-1/31/97                  132.600         132.093        .43
Lucent Technologies Inc. 5.28%-5.38%
 due 1/7-3/10/97                                                91.200          90.661        .29
Procter & Gamble Co. 5.27%-5.28%
 due 1/22-2/12/97                                               89.600          89.218        .29
Raytheon Co. 5.34%-5.39% due 1/13-1/17/97                       93.500          93.300        .30
Warner-Lambert Co. 5.30% due 1/6/97                             20.300          20.282        .07
Weyerhaeuser Co. 5.26%-5.30%
 due 1/9-2/4/97                                                 79.700          79.476        .25


Total Short-Term Securities
 (cost: $2,557.961 million)                                                  2,532.063       8.20
Excess of cash and receivables over payables                                   104.109        .33
                                                                             ---------     ------
Total Short-Term Securities, Cash and Receivables,
 Net of Payables                                                             2,636.172       8.53
                                                                           -----------  ---------

Net Assets                                                                 $30,875.472     100.00%
                                                                          ============  =========


/1/ Non-income-producing securities.

/2/ The fund owns 5.06% of the outstanding voting securities of Cummins Engine Co., which represents investment in an affiliate as defined in the Investment Company Act of 1940.

/3/ Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.

See Notes to Financial Statements

The Investment Company of America
-----------------------------------------                             -------------        -------------
Statement of Assets and Liabilities                                                          (dollars in
at December 31, 1996                                                                           millions)
----------------------------------------                              -------------        -------------
Assets:
Investment securities at market
 (cost: $17,568.334)                                                                         $28,239.300
Short-term securities at market
 (cost: $2,557.961)                                                                            2,532.063
Cash                                                                                               7.457
Receivables for-
 Sales of investments                                                       $63.070
 Sales of fund's shares                                                      34.571
 Dividends and accrued interest                                              74.379              172.020
                                                                      -------------        -------------
                                                                                              30,950.840
Liabilities:
Payables for-
 Purchases of investments                                                    26.824
 Repurchases of fund's shares                                                36.112
 Management services                                                          6.519
 Accrued expenses                                                             5.913               75.368
                                                                      -------------        -------------
Net Assets at December 31, 1996-
 Equivalent to $24.23 per share on
 1,274,429,294 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--2,000,000,000 shares)                                                        $30,875.472
                                                                                           =============


Statement of Operations                                                                      (dollars in
for the year ended December 31, 1996                                                           millions)
-----------------------------------------                             -------------        -------------
Investment Income:
Income:
 Dividends                                                                 $574.293
 Interest                                                                   201.545           $  775.838
                                                                      -------------
Expenses:
 Management services fee                                                     72.350
 Distribution expenses                                                       59.604
 Transfer agent fee                                                          21.426
 Reports to shareholders                                                      2.376
 Registration statement and
  prospectus                                                                  1.405
 Postage, stationery and supplies                                             5.731
 Directors' fees                                                               .428
 Auditing and legal fees                                                       .130
 Custodian fee                                                                 .750
 Taxes (other than federal income tax)                                         .314
 Other expenses                                                                .255              164.769
                                                                      -------------        -------------
 Net investment income                                                                           611.069
                                                                                           -------------
Realized Gain and Unrealized
  Appreciation on Investments:
 Net realized gain                                                                             1,256.875
 Net increase in unrealized
  appreciation on investments                                                                  3,151.153
                                                                                           -------------
  Net realized gain and increase in
   unrealized appreciation on investments                                                      4,408.028
                                                                                           -------------
Net Increase in Net Assets Resulting
 from Operations                                                                              $5,019.097
                                                                                           =============



----------------------------------------                              -------------        -------------
Statement of Changes in Net Assets                                      (dollars in
                                                                          millions)
                                                                         Year ended
                                                                        December 31
                                                                               1996                 1995
-----------------------------------------                             -------------        -------------
Operations:
Net investment income                                                   $   611.069          $   606.095
Net realized gain on investments                                          1,256.875            1,026.204
Net increase in unrealized
 appreciation on investments                                              3,151.153            4,320.176
                                                                      -------------        -------------
 Net increase in net assets
 resulting from operations                                                5,019.097            5,952.475
                                                                      -------------        -------------
Dividends and Distributions Paid
 to Shareholders:
Dividends from net investment income                                       (606.665)            (556.505)
Distributions from net realized
 gain on investments                                                     (1,256.817)          (1,033.686)
                                                                      -------------        -------------
 Total dividends and distributions                                       (1,863.482)          (1,590.191)
                                                                      -------------        -------------
Capital Share Transactions:
Proceeds from shares sold: 154,894,329
 and 155,130,380 shares, respectively                                     3,568.101            3,118.719
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 70,957,086 and 69,096,019
 shares, respectively                                                     1,707.735            1,453.606
Cost of shares repurchased: 139,431,152
 and 127,074,306 shares, respectively                                    (3,234.297)          (2,535.884)
                                                                      -------------        -------------
 Net increase in net assets resulting from
  capital share transactions                                              2,041.539            2,036.441
                                                                      -------------        -------------
Total Increase in Net Assets                                              5,197.154            6,398.725

Net Assets:
Beginning of year                                                        25,678.318           19,279.593
                                                                      -------------        -------------
End of year (including undistributed
 net investment income: $281.829
 and $277.425, respectively)                                            $30,875.472          $25,678.318
                                                                      =============        =============





See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. The Investment Company of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price.

 Nonconvertible bonds and other long-term debt securities are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality and type.

 Securities for which market quotations are not readily available are valued at fair value by the Board of Directors or a committee thereof. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

 Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income and expenses are calculated using the prevailing exchange rate as accrued. The effects of the changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $750,000 includes $194,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of December 31, 1996, net unrealized appreciation on investments for federal income tax purposes aggregated $10,654,486,000, of which $10,918,654,000 related to appreciated securities and $264,168,000 related to depreciated securities. During the year ended December 31, 1996, the fund realized, on a tax basis, a net capital gain of $1,257,110,000 on securities transactions. The cost of portfolio securities for federal income tax purposes was $20,116,877,000 at December 31, 1996.

3. The fee of $72,350,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.39% of the first $1 billion of average net assets; 0.336% of such assets in excess of $1 billion but not exceeding $2 billion; 0.30% of such assets in excess of $2 billion but not exceeding $3 billion; 0.276% of such assets in excess of $3 billion but not exceeding $5 billion; 0.258% of such assets in excess of $5 billion but not exceeding $8 billion; 0.246% of such assets in excess of $8 billion but not exceeding $13 billion; 0.24% of such assets in excess of $13 billion but not exceeding $21 billion; 0.235% of such assets in excess of $21 billion but not exceeding $34 billion; and 0.231% of such assets in excess of $34 billion.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended December 31, 1996, distribution expenses under the Plan were $59,604,000. As of December 31, 1996, accrued and unpaid distribution expenses were $5,478,000.

 American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $21,426,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $16,461,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 Directors and Advisory Board members who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1996, aggregate amounts deferred and earnings thereon were $294,000.

 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. Option warrants are outstanding, which may be exercised at any time for the purchase of 838,283 shares of the fund at approximately $5.242 per share. If all warrants had been exercised on December 31, 1996, the net assets of the fund would have been $30,879,867,000; the shares outstanding would have been 1,275,268,000; and the net asset value would have been equivalent to $24.21 per share. During the year ended December 31, 1996, 170 warrants were exercised for the purchase of 3,730 shares.

5. As of December 31, 1996, accumulated excess distributions of net realized gain on investments were $53,000 and additional paid-in capital was $18,674,155,000.

 The fund made purchases and sales of investment securities, excluding short-term securities, of $6,382,434,000 and $5,238,909,000, respectively, during the year ended December 31, 1996.

 Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended December 31, 1996, such non-U.S. taxes were $9,783,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes were $93,000 for the year ended December 31, 1996.

 To conform to its tax reporting, the fund reclassified $16,000 from undistributed net currency gains to undistributed net realized gains and $158,000 to undistributed net realized gains from paid-in surplus for the year ended December 31, 1996.

                                                      Year
Per-Share Data and Ratios                            ended
                                                  December
                                                         31
                                                      1996          1995      1994      1993     1992
                                             ----------------------------  -------   -------  -------
Net Asset Value, Beginning of
 Year                                               $21.61        $17.67    $18.72    $17.89   $17.48
                                             ----------------------------  -------   -------  -------
 Income from Investment
  Operations:
  Net investment income                                .49           .52       .51       .54      .49
  Net realized and unrealized
   gain (loss) on investments                         3.66          4.83      (.48)     1.51      .71
                                             ----------------------------  -------   -------  -------
   Total income from
 investment operations                                4.15          5.35       .03      2.05     1.20
                                             ----------------------------  -------   -------  -------
 Less Distributions:
  Dividends from net investment
 income                                               (.50)         (.50)     (.48)     (.47)    (.47)
  Distributions from net
 realized gains                                      (1.03)         (.91)     (.60)     (.75)    (.32)
                                             ----------------------------  -------   -------  -------
   Total distributions                               (1.53)        (1.41)    (1.08)    (1.22)    (.79)
                                             ----------------------------  -------   -------  -------
Net Asset Value, End of Year                        $24.23        $21.61    $17.67    $18.72   $17.89
                                              ============  ============   =======   =======  =======

Total Return/1/                                     19.35%        30.63%       .16%    11.62%    6.99%


Ratios/Supplemental Data:
  Net assets, end of year (in
 millions)                                          $30,875       $25,678   $19,280   $19,005  $15,428
  Ratio of expenses to average
 net assets                                            .59%          .60%      .60%      .59%     .58%
  Ratio of net income to average
 net assets                                          2.17%         2.70%      2.83%     3.03%    3.06%
  Average commissions paid
 per share/2/                                  5.79 cents    6.16 cents   5.11 cent 6.20 cent 7.43cents
  Portfolio turnover -
 common stocks                                      17.46%        20.91%     17.94%    19.57%    7.23%
  Portfolio turnover -
 investment securities                              19.56%        20.37%     31.08%    17.57%    9.73%

/1/Calculated without
 deducting a sales charge.
 The maximum sales charge is 5.75%
 of the fund's offering price.

/2/Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions) are excluded.
 Generally, non-U.S. commissions are lower than U.S.
 commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Investment Company of America, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of The Investment Company of America, Inc. (the "Fund") at December 31, 1996, the results of its operations, the changes in its net assets and the per-share data and ratios for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/PRICE WATERHOUSE LLP
Los Angeles, California
January 31, 1997

1996 Tax Information (Unaudited)
We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

                            Dividends and Distributions per Share

To                                    From Net         From Net         From Net
Shareholders                          Investment       Realized         Realized
of Record          Payment Date       Income           Short-           Long-
                                                       Term             Term
                                                       Gains            Gains
March 1, 1996      March 4, 1996      $0.12            -                -
June 7, 1996       June 10, 1996       0.12            -                -
September 6,       September 9,        0.12            -                -
1996               1996
December 24,       December 26,        0.14            $0.02            $1.01
1996               1996

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 80% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 17% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.